EXHIBIT 10.33

FERRO CORPORATION

SUPPLEMENTAL DEFINED CONTRIBUTION PLAN

FOR EXECUTIVE EMPLOYEES

Amended and Restated

As of January 1, 2005

FERRO CORPORATION

SUPPLEMENTAL DEFINED CONTRIBUTION PLAN

FOR EXECUTIVE EMPLOYEES

INTRODUCTION

This document (this “Plan”) is the FERRO CORPORATION SUPPLEMENTAL DEFINED CONTRIBUTION PLAN FOR EXECUTIVE EMPLOYEES. This Plan was originally adopted and effective as of January 1, 1996, and was most recently amended and restated effective June 30, 2004.

This Plan is now amended and restated generally effective January 1, 2005, for the purpose of complying with new Code Section 409A. Code Section 409A permits deferred compensation which is earned and vested in taxable years beginning before January 1, 2005 to be exempt from Code Section 409A if the plan under which the deferral is made is not materially modified after October 3, 2004.

Ferro elects and intends to exempt from Code Section 409A the deferred compensation which was earned and vested under the Plan as of December 31, 2004. Consistent with this election, the Plan, as amended and restated effective January 1, 2005, is comprised of two parts:

•

Part A, which contains the terms of the Plan as in effect on October 4, 2004 (and as subsequently amended) which govern deferred compensation which was earned and vested under the Plan as of December 31, 2004 (the “Pre-2005 Plan”), and

•	Part B, which contains the terms of the Plan which govern deferred compensation which was earned and vested after December 31, 2004 (the “2005 Plan”).

TABLE OF CONTENTS

Page
Part A:	Pre-2005 Plan	A-1

Part B:	2005 Plan	B-1

Execution Page		C-1

FERRO CORPORATION

SUPPLEMENTAL DEFINED CONTRIBUTION PLAN

FOR EXECUTIVE EMPLOYEES

PART A: PRE-2005 PLAN

OVERVIEW

ESTABLISHMENT OF COMPONENT PLAN

The terms of the Plan as it existed on October 4, 2004, and as modified in this amendment and restatement by the addition of Appendices C and D constitute the Pre-2005 component plan (the “Pre-2005 Plan”).

The Pre-2005 Plan is reproduced in this Part A. It consists of the Plan as it was amended and restated effective June 30, 2004, and as it has been further amended by the addition of Appendices C and D. Appendix C changed the investment measure for crediting deemed interest under the Plan. This change is consistent with Treasury Regulations under Code Section 409A, which provide that it is not a material modification to change an investment measure to one which qualifies as predetermined actual investment or a reasonable rate of interest. Appendix D modified the definition of compensation for calculating non-elective Supplemental Matching Contributions under the Plan (i.e., clarified that contributions are based on compensation which includes only the cash portion of awards under the Performance Share Plan and not the entire award). This change is consistent with Treasury Regulations, which provide that it is not a material modification to reduce an existing benefit or right. Further, the change was a clarification for purposes of bringing the terms of the Plan consistent with past administration, and no other rights or benefits were provided to the Participants in exchange.

As described above, the Pre-2005 Plan has not been materially modified after October 4, 2004.

EXEMPT FROM CODE SECTION 409A

Deferred compensation which is earned and vested in taxable years beginning before January 1, 2005 is permitted to be exempt from Code Section 409A if the plan under which the deferral is made is not materially modified after October 3, 2004.

Ferro elects and intends to exempt from Code Section 409A the deferred compensation which was earned and vested under the Plan as of December 31, 2004, pursuant to the terms of the Pre-2005 Plan.

GOVERNS ONLY PRE-2005 BENEFITS

The Pre-2005 Plan governs only those benefits that were earned and vested under the Plan as of December 31, 2004 (the “Pre-2005 Benefits”).

A Participant’s Pre-2005 Benefit equals the portion of his account balance which was earned and vested as of December 31, 2004 (including any future contributions to the account, the right to which was earned and vested as of December 31, 2004), plus any income attributable to such amounts or to such income.

TERMINOLOGY

As used in the Pre-2005 Plan, the term “Plan” refers to the Pre-2005 Plan or to the Plan, as appropriate.

FERRO CORPORATION

SUPPLEMENTAL DEFINED CONTRIBUTION PLAN

FOR EXECUTIVE EMPLOYEES

Part A: Pre-2005 Plan

As Amended and Restated

June 30, 2004

(and as further modified)

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

FERRO CORPORATION

SUPPLEMENTAL DEFINED CONTRIBUTION PLAN

FOR EXECUTIVE EMPLOYEES

INTRODUCTION

This document (this “Plan”) is the FERRO CORPORATION SUPPLEMENTAL DEFINED CONTRIBUTION PLAN FOR EXECUTIVE EMPLOYEES. This Plan was originally adopted and effective as of January 1, 1996.

This Plan is now amended and restated effective June 30, 2004, as follows:

ARTICLE I

NAME AND PURPOSE

1.1	Name. The name of this Plan is the “Ferro Corporation Supplemental Defined Contribution Plan for Executives.”

1.2	Plan Sponsor. The sponsor of this Plan is Ferro Corporation (“Ferro”), an Ohio corporation.

1.3	Purpose. The purpose of this Plan is to replace, under the conditions set forth in this Plan, certain benefits that select management and highly compensated employees of the Ferro Group Companies cannot receive under Ferro Corporation Savings and Stock Ownership Plan due to limitations imposed by the Internal Revenue Code or by plan design.

1.4	Plan for a Select Group. This Plan covers only employees of a Ferro Group Company who are members of a “select group of management or highly compensated employees” as provided in Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of ERISA. Notwithstanding any provision of this Plan to the contrary, this Plan will be administered and its benefits limited in a manner to comply with the above cited sections of ERISA.

1.5	Not a Funded Plan. Ferro intends that this Plan be deemed to be “unfunded” for tax purposes as well as for purposes of Title I of ERISA. Notwithstanding any provision of this Plan to the contrary, this Plan will be administered in a manner so that it is deemed “unfunded.”

ARTICLE II

DEFINITIONS AND INTERPRETATION

2.1	Definitions. Appendix A sets forth the definitions of certain terms used in this Plan. Those terms shall have the meanings set forth on Appendix A where used in this Plan and identified with initial capital letters.

2.2	General Rules of Construction. For purposes of interpreting this Plan,

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

(A)	the masculine gender will include the feminine and neuter, and vice versa, as the context requires;

(B)	the singular number will include the plural, and vice versa, as the context requires;

(C)	the present tense of a verb will include the past and future tenses, and vice versa, as the context requires; and

(D)	as provided under Article VIII, the Administrator retains the power and duty to interpret this Plan and resolve ambiguities.

ARTICLE III

PARTICIPATION

3.1	Eligibility. In order to be eligible to participate in this Plan, an individual must be a Highly Compensated Employee.

3.2	Participation. A Highly Compensated Employee will become a Participant in this Plan on the January 1 immediately following the date he or she becomes a Highly Compensated Employee.

ARTICLE IV

SUPPLEMENTAL MATCHING CONTRIBUTIONS,

SUPPLEMENTAL BASIC PENSION CONTRIBUTIONS,

AND ACCOUNTS

4.1	Eligibility for Supplemental Matching Contributions. Each Plan Year a Supplemental Matching Contribution will be credited to the Account of each Participant who is eligible. A Participant will be eligible if the Participant:

(A)	made the maximum 401(k) Contributions permitted under the Ferro SSOP during the Plan Year, and

(B)	either:

(1)	was employed by a Ferro Group Company on the last day of the Plan Year,

(2)	died during the Plan Year,

(3)	retired and began receiving pension benefits under the Ferro Corporation Retirement Plan during the Plan Year (or, if not a participant in the Ferro Corporation Retirement Plan, terminated employment after attaining age 55 and 5 Years of Vesting Service during the Plan Year), or

(4)	incurred a Disability during the Plan Year.

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

4.2	Amount of Supplemental Matching Contributions. An eligible Participant will receive a Supplemental Matching Contribution on the last day of the Plan Year equal to A minus B, where:

(A)	“A” equals the amount of matching contribution that would have been contributed to the Participant’s account under the Ferro SSOP for the Plan Year if the Participant elected to make 401(k) Contributions equal to eight percent (8%) of Compensation and the Code provisions allowed and did not impose a limit on such 401(k) Contributions or matching contributions; and

(B)	“B” equals the amount of matching contributions actually contributed to the Participant’s account under the Ferro SSOP for the Plan Year.

4.3	Eligibility for Supplemental Basic Pension Contributions. Each Plan Year a Supplemental Basic Pension Contribution will be credited to the Account of each Participant who is eligible. A Participant will be eligible if the Participant received a Basic Pension Contribution under the Ferro SSOP during the Plan Year.

4.4	Amount of Supplemental Basic Pension Contributions. An eligible Participant will receive a Supplemental Basic Pension Contribution on the last day of the Plan Year equal to A minus B, where:

(A)	“A” equals the amount of Basic Pension Contribution that would have been contributed to the Participant’s account under the Ferro SSOP for the Plan Year on the basis of the Participant’s Compensation not limited by Code provisions; and

(B)	“B” equals the amount of Basic Pension Contributions actually contributed to the Participant’s account under the Ferro SSOP for the Plan Year.

4.5	Establishment of Account. Each Ferro Group Company will establish an Account in the name of each Participant who is employed by it on the books and records of the Ferro Group Company. All amounts credited to the Account of any Participant or former Participant will constitute a general, unsecured liability of such Ferro Group Company to the Participant. The Ferro Group Company will maintain a separate Account for contributions credited to the Participant prior to 2001 as may be necessary for the deemed investment of the Participant’s Account as provided under Section 6.4 below.

4.6	Crediting of Earnings. The Ferro Group Company will credit the Account of each Participant who is or was its employee with earnings, gains and losses in accordance with the deemed investment of the Supplemental Matching Contributions and Supplemental Basic Pension Contributions as provided under Section 6.4 below.

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

4.7	Vesting of Account. A Participant will become vested in his or her Account in accordance with the following schedule:

Years of Vesting Service	Percentage Vested
Less than 1 year	0%
1 year, but less than 2	20%
2 years, but less than 3	40%
3 years, but less than 4	60%
4 years, but less than 5	80%
5 years or more	100%

The prior provisions notwithstanding, a Participant who has not incurred a Termination of Employment will be 100% vested in the Account upon the first to occur of: (a) the Participant’s attainment of age 65, (b) the Participant’s incurring a Disability, (c) the Participant’s death, or (d) a Change in Control.

ARTICLE V

BENEFITS; PAYMENT OF BENEFITS

5.1	Date of Distribution. Distribution of the vested portion of the Participant’s Account will be made as soon as practicable after the earlier of the Participant’s Termination of Employment, Disability or death.

5.2	Form of Distribution. Distribution will be in the form of a single lump sum payment. The portion of the Participant’s Account deemed to be invested in the Ferro Common Stock Account under Section 6.4 will be distributed in the form of Ferro Common Stock unless the Participant elects to receive payment of that portion in cash. The portion of the Participant’s Account deemed to be invested in the cash account under Section 6.4 will be distributed in the form of cash.

5.3	Valuation of Distributions. All distributions under this Plan will be based upon the amount credited to the Participant’s Account as of the last day of the month in which occurs the Participant’s Termination of Employment, death, or commencement of long-term disability benefits on account of a determination of Disability under a Ferro Group Company long-term disability plan. Such date shall be the Valuation Date for this purpose.

5.4	Death. In the event of death, the Participant’s remaining vested interest in the Account will be distributed to the Participant’s Beneficiary.

5.5	Administration of Distributions. Distributions under this Plan will be made as soon as administratively possible following receipt of notice by the Administrator of an event that entitles a Participant or a Beneficiary to payments under this Plan and completion by the Participant or Beneficiary of any forms required by the Administrator.

5.6	Designation of Beneficiary. Subject to the rules and procedures promulgated by the Administrator, a Participant may sign a document designating a Beneficiary or Beneficiaries. If a Participant fails to designate any Beneficiary in accordance with the provisions of this Section, then the Beneficiary will be deemed to be the Participant’s beneficiary under the Ferro SSOP.

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

5.7	Protective Distributions. If the Administrator determines, in its sole discretion, that a Participant is not, or may not be, a member of a “select group of management or highly compensated employees” within the meaning of Section 201(2), 301(a)(3), 401(a)(1) or 4021(b)(6) of ERISA, then the Administrator may, in its sole discretion, terminate the Participant’s participation in this Plan, and distribute all amounts credited to the Participant’s Account in a single lump sum payment. Any distribution under this Section will be made at the time the Administrator determines in its sole discretion.

5.8	Tax Withholding. A Ferro Group Company may withhold, from any payment made by it under this Plan, the amount or amounts as may be required for purposes of complying with the tax withholding or other provisions of the Code or the Social Security Act or any state or local income or employment tax act or for purposes of paying any estate, inheritance or other tax attributable to any amounts payable hereunder.

5.9	Inability to Locate Participant. If a Ferro Group Company or the Administrator notifies a Participant or Beneficiary of an entitlement to an amount under this Plan and the Participant or Beneficiary fails to claim the amount or to disclose the location of the Participant or Beneficiary within three years thereafter, then, except as otherwise required by law, if the location of one or more of the next of kin of the Participant or Beneficiary is known to the Ferro Group Company or the Administrator, the Administrator may direct distribution of the amount to any one or more or all of the next of kin, and in such proportions as the Administrator, in its sole discretion, determines. If the location of none of the foregoing persons can be determined, the Administrator will direct that the amount payable to the Participant or Beneficiary be forfeited. If, after the forfeiture, the Participant or Beneficiary later claims the benefit under this Plan, then the benefit will be reinstated without interest or earnings from the date of forfeiture. If a benefit payable to a Participant or Beneficiary that cannot be located is subject to escheat under state law, then no further benefit will be payable with respect to any Participant for whom payment was made by the Administrator according to the escheat provisions of state law.

ARTICLE VI

RIGHTS OF PARTICIPANTS

6.1	Creditor Status of Participants. The Supplemental Matching Contributions and Supplemental Basic Pension Contributions credited to a Participant shall be merely an unfunded, unsecured promise of the Ferro Group Company (by which the Participant is employed) to make benefit payments in the future and shall be liabilities solely against the general assets of such Ferro Group Company. Except as provided in Section 6.6, Ferro and the other Ferro Group Companies shall not be required to segregate, set aside or escrow the Supplemental Matching Contributions, Supplemental Basic Pension Contributions nor any earnings, gains and losses credited thereon. With respect to amounts credited to any Account hereunder and any benefits payable hereunder, a Participant and Beneficiary will have the status of general unsecured creditors of the Ferro Group Company (by which the Participant is employed), and may look only to that Ferro Group Company and its general assets for payment of the Account

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

6.2	Rights with Respect to the Trust. Any trust, and any assets held thereby to assist Ferro or any other Ferro Group Company in meeting its obligations under this Plan, will in no way be deemed to controvert the provisions of Section 6.1 above.

6.3	Investments. In Ferro’s sole discretion, the Ferro Group Companies may acquire insurance policies, annuities or other financial vehicles for the purpose of providing future assets of the Ferro Group Companies to meet their anticipated liabilities under this Plan. Such policies, annuities or other investments, shall at all times be and remain unrestricted general property and assets of the Ferro Group Companies or property of a trust established pursuant to Article VII of this Plan. Participants and Beneficiaries will have no rights, other than as general creditors, with respect to any such policies, annuities or other acquired assets.

6.4	Method for Crediting Investment Return. The Ferro Group Company by which the Participant is employed will maintain a separate Account for the Participant. A Participant’s Account is deemed to be invested as follows.

(A)	Post-2000 Contributions. The Supplemental Matching and Supplemental Basic Pension Contributions credited to a Participant’s Account after December 31, 2000 will be deemed to be invested in Ferro Common Stock as of the date the contributions are credited under the Plan. The Account will be deemed to receive all dividends (whether in stock or cash) and stock splits which would be received if the Account was actually invested in shares of Ferro Common Stock, and such dividends and stock splits will be deemed to be reinvested in shares of Ferro Common Stock as of the date of their receipt. Each investment in Ferro Common Stock will be deemed to be made at the closing sale price of Ferro Common Stock on the New York Stock Exchange Composite Tape (as reported in The Wall Street Journal) on the trading day of the deemed investment.

(B)	Pre-2001 Contributions. Only Supplemental Matching Contributions were credited under the Plan prior to 2001. The Supplemental Matching Contributions credited to a Participant’s Account prior to 2001 will be deemed to be invested as of the date the contributions are credited under the Plan in a cash account with a rate of return determined by Ferro. Prior to the beginning of each Plan Year, Ferro will determine the rate of investment credit for the following Plan Year. The prior provisions notwithstanding, the Participant was entitled to elect in writing, during the special election period provided in 2001, for all or a portion of such pre-2001 Supplemental Matching Contributions to be deemed to instead be invested in Ferro Common Stock. Under any such election, the Supplemental Matching Contributions designated by the Participant to be deemed invested in shares of Ferro Common Stock will be deemed invested as of the date the contributions were credited under the Plan, and otherwise will be valued and credited with dividends and stock splits, in the same manner as described in Section 6.4(A) above.

(C)

Periodic Adjustment of Accounts. As of each Valuation Date, the Participant’s Account will be adjusted to reflect earnings and losses on the deemed investments. To the extent the Account is deemed to be invested in Ferro Common Stock, it will be credited as of each Valuation Date with hypothetical

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

appreciation and depreciation and earnings, as computed and determined by the Administrator based on the value of Ferro Common Stock and its dividends, etc., as provided in Section 6.4(A) above. To the extent the Participant’s Account is deemed to be invested in the cash account, it will be credited as of each Valuation Date with hypothetical earnings, as computed and determined by the Administrator using a rate of interest equal to that determined by Ferro prior to the beginning of the Plan Year as provided in Section 6.4(B) above. The Administrator will provide each Participant with a statement showing the balance credited to the Participant’s Account as of the last day of the preceding Plan Year, and at such other times as the Administrator may elect.

(D)	Investment Election Changes. Effective July 1, 2004, a Participant may elect to change the deemed investment of all or a portion of the Participant’s Account from a deemed investment in Ferro Common Stock to a deemed investment in the cash account (as described in Section 6.4(A) and (B) above), and vice versa. As of the effective date of a Participant’s investment election change, the Participant’s Account will be valued and adjusted in accordance with the procedures set forth in the preceding paragraph (C) to reflect the new deemed investment(s). Further, the Participant may elect to change the initial investment of all or a portion of the Participant’s future Supplemental Matching Contributions or future Supplemental Basic Pension Contributions, or both. Any investment election change by a Participant must be made in accordance with, and will be effective as provided in, procedures established by the Plan Administrator. Notwithstanding any provision of this Section to the contrary,

(1)	any Participant who is subject to Ferro Common Stock ownership requirements must satisfy those requirements both before and after any change in the deemed investment of the Participant’s Account or of future Supplemental Matching or Basic Pension Contributions, and

(2)	no Participant may elect to change the deemed investment of any portion of the Participant’s Account or of future Supplemental Matching or Basic Pension Contributions if the change is prohibited by law or if any liability would result to the Participant or any Ferro Group Company.

Unless and until the Participant elects to change or to direct the investment of the Participant’s Account or future Supplemental Matching or Basic Pension Contributions pursuant to this Section 6.4(D), those amounts will be deemed to be invested as provided in Section 6.4(A) and (B) above.

6.5	Bookkeeping Account Only. A Participant’s Account is solely for the purpose of measuring the amounts to be paid under this Plan. The Ferro Group Companies will not fund or secure, and will not be permitted to fund or secure, the Account in any way, and the Ferro Group Companies’ obligation to the Participants under this Plan is solely contractual.

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

ARTICLE VII

TRUST

7.1	Establishment of Trust. Notwithstanding any other provision or interpretation of this Plan, Ferro may establish a Trust in which to hold cash, insurance policies or other assets that may be used to make, or reimburse Ferro or any other Ferro Group Company for, payments to the Participants or Beneficiaries of all or part of the benefits under this Plan. Any Trust assets shall at all times remain subject to the claims of the general creditors of Ferro or the Ferro Group Company in the event of the insolvency of Ferro or the Ferro Group Company as more fully described in the Trust.

7.2	Obligation of the Ferro Group Companies. Notwithstanding the fact that a Trust may be established under Section 7.1, the Ferro Group Companies will remain liable for paying the benefits under this Plan. However, any payment of benefits to a Participant or Beneficiary made by a Trust will satisfy the appropriate Ferro Group Company’s obligation to make payment to such person under this Plan.

7.3	Trust Terms. A Trust established under Section 7.1 may contain any terms as Ferro may determine to be necessary or desirable. Ferro may terminate or amend a Trust established under Section 7.1 at any time, and in any manner it deems necessary or desirable, subject to the terms of any agreement under which any Trust is established or maintained.

ARTICLE VIII

ADMINISTRATION AND CLAIMS PROCEDURE

8.1	Administrator. The Administrator will be Ferro, acting by and through Ferro’s Corporate Human Resources Department, unless the Board of Directors, acting itself or through an appropriate committee designates otherwise.

8.2	General Rights, Powers, and Duties of Administrator. The Administrator will be the Plan administrator under ERISA. The Administrator will be responsible for the general administration of this Plan and will have all powers as may be necessary to carry out the provisions of this Plan and may, from time to time, establish rules for the administration of this Plan and the transaction of this Plan’s business. In addition to any powers, rights and duties set forth elsewhere in this Plan, it will have the following powers and duties:

(A)	To enact rules, regulations, and procedures and to prescribe the use of such forms as it deems advisable;

(B)	To appoint or employ agents, attorneys, actuaries, accountants, assistants or other persons (who may also be Participants in this Plan or be employed by or represent a Ferro Group Company) at the expense of the Ferro Group Companies, as it deems necessary to keep its records or to assist it in taking any other action authorized or required under this Plan;

(C)	To interpret this Plan, and to resolve ambiguities, inconsistencies and omissions, to determine any question of fact, to determine the right to benefits of, and the amount of benefits, if any, payable to, any person in accordance with the provisions of this Plan and resolve all questions arising under this Plan;

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

(D)	To administer this Plan in accordance with its terms and any rules and regulations it establishes; and

(E)	To maintain records concerning this Plan as it deems sufficient to prepare reports, returns and other information required by this Plan or by law; and

(F)	To direct a Ferro Group Company to pay benefits under this Plan and to give other directions and instructions as may be necessary for the proper administration of this Plan.

Any decision, interpretation or other action made or taken by the Administrator arising out of or in connection with this Plan, will be within the absolute discretion of the Administrator, and will be final, binding and conclusive on Ferro, all other Ferro Group Companies, and all Participants and Beneficiaries and their respective heirs, executors, administrators, successors and assigns. The Administrator’s determinations under this Plan need not be uniform, and may be made selectively among Participants, whether or not they are similarly situated.

8.3	Information to Be Furnished to the Administrator. A Ferro Group Company will furnish the Administrator with such data and information as it may reasonably require. The records of a Ferro Group Company will be determinative of each Participant’s period of employment, termination of employment, personal data, Compensation, and data regarding the contributions made for or on behalf of the Participant under the Ferro SSOP. Participants and their Beneficiaries will furnish to the Administrator such evidence, data or information and execute such documents as the Administrator requests.

8.4	Claim for Benefits. A Participant or Beneficiary will make all claims for payment under this Plan in writing to the Administrator in the manner prescribed by the Administrator. The Administrator will process each claim and determine entitlement to benefits within 90 days after the Administrator receives a completed application for benefits. If the Administrator needs an extension of time for processing, then the Administrator will notify the claimant before the end of the initial 90-day period. The extension notice will indicate the special circumstances requiring an extension of time and the date as of which the Administrator expects to render the final decision. In no event will such an extension exceed 90 days from the end of the initial period.

8.5	Denial of Benefit. If a claim is wholly or partially denied by the Administrator, then the Administrator will notify the claimant of the denial of the claim in a writing delivered in person or mailed by first class mail to the claimant’s last known address. The notice of denial will contain:

(A)	the specific reason or reasons for denial of the claim;

(B)	a reference to the relevant Plan provisions upon which the denial is based;

(C)	a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why the material or information is necessary; and

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

(D)	an explanation of this Plan’s claim review procedure.

If no notice is provided, the claim will be deemed denied. The interpretations, determinations and decisions of the Administrator will be final and binding upon all persons with respect to any right, benefit and privilege hereunder, subject to the review procedures set forth in this Article.

8.6	Request for Review of a Denial of a Claim for Benefits. Any claimant or any authorized representative of the claimant whose claim for benefits under this Plan has been denied or deemed denied, in whole or in part, may upon written notice to the Appeals Committee request a review by the Appeals Committee of the denial of the claim. The claimant will have 60 days from the date the claim is deemed denied or 60 days from receipt of the notice denying the claim, as the case may be, in which to request a review by written application delivered to the Appeals Committee, which must specify the relief requested and the reason such claimant believes the denial should be reversed.

8.7	Appeals Procedure. The Appeals Committee will review the facts and relevant documents including this Plan, and interpret the facts and relevant documents including this Plan to render a decision on the claim. The review may be of written briefs submitted by the claimant, or at a hearing, or by both, as deemed necessary or appropriate by the Appeals Committee. Any hearing will be held in the main office of Ferro, or such other location as the Appeals Committee may select, on the date and at the time as the Appeals Committee designates by giving at least 15-days’ notice to the claimant, unless the claimant accepts shorter notice. The notice will specify that the claimant must indicate in writing, at least five days in advance of the hearing, the claimant’s intention to appear at the appointed time and place, or the hearing will be automatically cancelled. The reply will specify any other persons who will accompany the claimant to the hearing, or such other persons will not be admitted to the hearing. The Appeals Committee will make every effort to schedule the hearing on a day and at a time that is convenient to both the claimant and the Appeals Committee. The claimant, or his duly authorized representative, may review all pertinent documents relating to the claim in preparation for the hearing and may submit issues and comments in writing before or during the hearing.

8.8	Decision Upon Review of Denial of Claim for Benefits. In making its decision, the Appeals Committee will have full power and discretion to interpret this Plan, to resolve ambiguities, inconsistencies and omissions, to determine any question of fact, and to determine the right to benefits of, and the amount of benefits, if any, payable to, any person in accordance with the provisions of this Plan. The Appeals Committee will render a decision on the claim reviewed no more than 60 days after the receipt of the claimant’s request for review, unless special circumstances (such as the need to hold a hearing) require an extension of time, in which case the 60-day period may be extended up to 120 days. The Appeals Committee will provide written notice of its decision to the claimant within the time frame specified. The notice will include the specific reasons for the decision and contain specific references to the relevant Plan provisions upon which the decision is based. If notice of the decision is not provided within the time frame specified, the claim will be deemed denied on review. The decision of the Appeals Committee will be final and binding in all respects on the Administrator, the Ferro Group Company and claimant involved.

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

8.9	Establishment of Appeals Committee. The Chief Executive Officer of Ferro will appoint three or more persons to serve as members of the Appeals Committee. The Chief Executive Officer may appoint one Appeals Committee to hear all appeals of denied benefits that arise under this Plan, or may appoint a new Appeals Committee each time an Appeals Committee is needed to hear an appeal of denied benefits that arises under this Plan. The members of the Appeals Committee will remain in office at the will of the Chief Executive Officer, and the Chief Executive Officer may remove any of the members with or without cause. A member of the Appeals Committee may resign upon written notice to the remaining member or members of the Appeals Committee and to the Chief Executive Officer, respectively. The fact that a person is a Participant or a former Participant or a prospective Participant will not disqualify that person from acting as a member of the Appeals Committee. No member of the Appeals Committee will be disqualified from acting on any question because of the member’s interest in the question, except that no member of the Appeals Committee may act on any claim which the member has brought as a Participant, former Participant, or Beneficiary under this Plan. In case of the death, resignation or removal of any member of the Appeals Committee, the remaining members will act until a successor-member is appointed by the Chief Executive Officer. At the Administrator’s request, the Chief Executive Officer will notify the Administrator in writing of the names of the members of the Appeals Committee, of any and all changes in the membership of the Appeals Committee, of the member designated as Chairman, and the member designated as Secretary, and of any changes in either office. Until notified of a change, the Administrator will be protected in assuming that there has been no change in the membership of the Appeals Committee or the designation of Chairman or of Secretary since the last notification was filed with it. The Administrator will be under no obligation at any time to inquire into the membership of the Appeals Committee or its officers. All communications to the Appeals Committee will be addressed to its Secretary at the address of the Company.

8.10	Operation of the Appeals Committee. On all matters and questions, the decision of a majority of the members of the Appeals Committee will govern and control. A meeting need not be called or held to make any decision. The Appeals Committee will appoint one of its members to act as its Chairman and another member to act as Secretary. The terms of office of these members will be determined by the Appeals Committee, and the Secretary and/or Chairman may be removed by the other members of the Appeals Committee for any reason which such other members may deem just and proper. The Secretary will do all things directed by the Appeals Committee. Although the Appeals Committee will act by decision of a majority of its members as provided above, in the absence of written notice to the contrary, every person may deal with the Secretary and consider the Secretary’s acts as having been authorized by the Appeals Committee. Any notice served or demand made on the Secretary will be deemed to have been served or made upon the Appeals Committee.

8.11	Limitation of Duties. Ferro, the other Ferro Group Companies, the Administrator, the Appeals Committee, and their respective officers, members, employees and agents will have no duty or responsibility under this Plan other than the duties and responsibilities expressly assigned or delegated to them pursuant to this Plan. None of them will have any duty or responsibility with respect to those duties or responsibilities assigned or delegated to another.

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

8.12	Agents. The Administrator and the Appeals Committee may hire any attorneys, accountants, actuaries, agents, clerks, and secretaries as it may deem desirable in the performance of its duties, any of whom may also be advisors to any Ferro Group Company or any subsidiary or affiliated company.

8.13	Expenses of Administration. No fee or compensation will be paid to the Administrator or any member of the Appeals Committee for their performance of services as such. Ferro will bear all other expenses incurred in the administration of this Plan except to the extent Ferro determines that the expenses are allocable to, and should be paid by, one or more of the Ferro Group Companies.

8.14	Indemnification. In addition to whatever rights of indemnification any member or employee of the Administrator, the Appeals Committee, Ferro or other Ferro Group Company under this Plan may be entitled to under the articles of incorporation, regulations or bylaws of the Ferro Group Companies, under any provision of law or under any other agreement, the Ferro Group Companies will satisfy any liability actually incurred by any member or employee including reasonable expenses and attorneys’ fees, and any judgments, fines, and amounts paid in settlement, in connection with any threatened, pending or completed action, suit or proceeding which is related to the exercise or failure to exercise by any member or employee any powers, authority, responsibilities or discretion provided under this Plan or reasonably believed by a member or employee to be provided under this Plan, and any action taken by a member or employee in connection with such exercise or failure to exercise. This indemnification for all such acts taken or omitted is intentionally broad, but will not provide indemnification for embezzlement or diversion of Plan funds for the benefit of any member or employee. This indemnification will not be provided for any claim by a Ferro Group Company or a subsidiary or affiliated company thereof against any member or employee. No indemnification will be provided to any person who is not an individual.

8.15	Limitation of Administrative Liability. Neither Ferro, any Ferro Group Company, the Administrator, the Appeals Committee, nor any of their members or employees will be liable for any act taken by such person or entity pursuant to any provision of this Plan except for gross abuse of the discretion given them under this Plan. No member of the Administrator or Appeals Committee will be liable for the act of any other member. No member of the Board of Directors will be liable to any person for any action taken or omitted in connection with the administration of this Plan.

8.16	Limitation of Sponsor Liability. Any right or authority exercisable by Ferro or Board of Directors pursuant to any provision of this Plan will be exercised in Ferro’s capacity as sponsor of this Plan, or on behalf of Ferro in such capacity, and not in a fiduciary capacity, and may be exercised without the approval or consent of any person in a fiduciary capacity. Neither Ferro, nor the Board of Directors, nor any of their respective officers, members, employees, agents and delegates, will have any liability to any party for its exercise of any such right or authority.

ARTICLE IX

AMENDMENT AND TERMINATION

9.1

Amendment, Modification and Termination. Subject to Section 9.4 below, this Plan may be amended, modified or terminated by Ferro at any time, or from time to time, by action of an appropriate Ferro officer authorized or ratified by the Board of Directors. No amendment, modification or termination will be effective if it reduces the

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

amounts credited to any Participant’s Account or adversely affects the right of any Participant or Beneficiary to receive payment of the Account as provided under this Plan, determined as of the date of the amendment, unless an equivalent benefit is provided under another plan or program sponsored by the Company or an Affiliate.

The prior provisions notwithstanding, this Plan may be amended to:

(1)	reduce or eliminate the ability for contributions to be credited to Participants under this Plan;

(2)	reduce or eliminate the future deemed interest or earnings credited to the amounts held in a Participant’s Account;

(3)	comply with any law; or

(4)	preserve the intended deferral of taxation for the benefit of all Participants Accounts.

9.2	Effect of Amendment on Distributions. If this Plan is amended to terminate the Plan or to prohibit future contributions under the Plan, the Accounts of Participants who have not incurred a Termination of Employment will become will be 100% vested as of the date of the termination of the Plan or prohibition of future contributions under the Plan.

9.3	Actions Binding on Ferro Group Companies. Any amendments made to this Plan will be binding on all the Ferro Group Companies without the approval or consent of the Ferro Group Companies other than Ferro. Ferro may, by amendment, also terminate this Plan on behalf of all or any one of the other Ferro Group Companies in its sole discretion.

9.4	Termination or Amendment After Change in Control. If a Change in Control occurs, then, for a period of two (2) calendar years following such Change in Control, Ferro may not amend or terminate this Plan without the prior written consent of all Participants.

ARTICLE X

FERRO GROUP COMPANIES

10.1	List of Ferro Group Companies. The Ferro Group Companies as of the Amendment and Restatement Date are Ferro and the Affiliates of Ferro listed on Appendix B to this Plan. Ferro may from time to time add or remove Ferro Affiliates from the list of Ferro Group Companies by written action of its Chief Executive Officer. The addition or deletion will not require a formal amendment to this Plan.

10.2	Delegation of Authority. Ferro is fully empowered to act on behalf of itself and the other Ferro Group Companies as it may deem appropriate in maintaining this Plan and any Trust. The adoption by Ferro of any amendment to this Plan or any Trust, or the termination of this Plan or any Trust, will constitute and represent, without any further action on the part of any Ferro Group Company, the approval, adoption, ratification or confirmation by each Ferro Group Company of any amendment or termination. In addition, the appointment of or removal by Ferro of any Administrator, any trustee or other person under this Plan or any Trust will constitute and represent, without any further action on the part of any Ferro Group Company, the appointment or removal by each Ferro Group Company of such person.

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

ARTICLE XI

MISCELLANEOUS

11.1	No Implied Rights. Neither the establishment of this Plan nor any amendment of this Plan will be construed as giving any Participant, Beneficiary or any other person any legal or equitable right unless the right is specifically provided for in this Plan or conferred by specific action of Ferro in accordance with the terms and provisions of this Plan. Except as expressly provided in this Plan, neither Ferro nor any other Ferro Group Company will be required or be liable to make any payment under this Plan.

11.2	No Right to Ferro Group Company Assets. Neither the Participant nor any other person will acquire by reason of this Plan any right in or title to any assets, funds or property of Ferro or any other Ferro Group Company whatsoever including, without limitation, any specific funds, assets or other property which Ferro or any other Ferro Group Company, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable under this Plan will be paid from the general assets of the appropriate Ferro Group Company. No assets of Ferro or any other Ferro Group Company will be held in any way as collateral security for the fulfilling of the obligations of Ferro or the Ferro Group Companies under this Plan. No assets of Ferro or any other Ferro Group Company will be pledged or otherwise restricted in order to meet the obligations of this Plan. The Participant will have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of Ferro or any other Ferro Group Company. Nothing contained in this Plan constitutes a guarantee by Ferro or any other Ferro Group Company that the assets of Ferro or any other Ferro Group Company will be sufficient to pay any benefit to any person.

11.3	No Employment Rights Created. This Plan will not be deemed to constitute a contract of employment between Ferro or any of the other Ferro Group Companies and any Participant, or to confer upon any Participant or employee the right to be retained in the service of Ferro or any other Ferro Group Company for any period of time, nor shall any provision of this Plan restrict the right of Ferro or any other Ferro Group Company to discharge or otherwise deal with any Participant or other employees, with or without cause. Nothing in this Plan will be construed as fixing or regulating the compensation or other benefits payable to any Participant or other employee of Ferro or any other Ferro Group Company.

11.4	Offset. If at the time payment is to be made under this Plan the Participant or the Beneficiary or both are indebted or obligated to a Ferro Group Company, then the payment to be made to the Participant or the Beneficiary or both may, at the discretion of the Administrator at the request of the Ferro Group Company, be reduced by the amount of the indebtedness or obligation, provided, however, that an election by the Ferro Group Company not to request any reduction will not constitute a waiver of the Ferro Group Company’s claim for such indebtedness or obligation.

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

11.5	No Assignment. Neither the Participant nor any other person will have any voluntary or involuntary right to commute, sell, assign, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey, in advance of actual receipt of the amount, if any, payable under this Plan, or any part of the amount payable from this Plan, and any attempt to do so will be void. All benefits or amounts credited to Accounts under this Plan are expressly declared to be unassignable and non-transferable. No part of the benefits or amounts credited to Accounts under this Plan will be, before actual payment, subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by the Participant or any other person, or be transferable by operation of law in the event of the Participant’s or any other person’s bankruptcy or insolvency.

11.6	Notice. Any notice required or permitted to be given under this Plan will be sufficient if in writing and hand delivered, or sent by registered or certified mail or by overnight delivery service, and:

(A)	if given to a Ferro Group Company, delivered to the principal office of Ferro, directed to the attention of the General Counsel; or

(B)	if given to a Participant or Beneficiary, delivered to the last post office address as shown on the Ferro Group Company’s or the Administrator’s records.

Notice will be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark or the receipt for registration or certification.

11.7	Governing Laws. This Plan will be construed and administered according to the internal substantive laws of the State of Ohio to the extent not preempted by the laws of the United States of America.

11.8	Incapacity. If the Administrator determines that any Participant or Beneficiary entitled to payment under this Plan is a minor, a person declared incompetent or a person incapable of handling his or her property, the Administrator may direct any payment to the guardian, legal representative or person having the care and custody of the minor, incompetent or incapable person. The Administrator may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate before making any payment. The Administrator will have no obligation thereafter to monitor or follow the application of amounts so paid. Payments made pursuant to this Section will completely discharge this Plan, any Trust, the Administrator, Ferro and all other Ferro Group Companies with respect to the payments.

11.9	Court Ordered Distributions. The Administrator is authorized to make any payments directed by court order in any action in which this Plan or the Administrator is named as a party. In addition, if a court determines that a spouse or former spouse or dependent or former dependent of a Participant has an interest in the Participant’s Account under this Plan in connection with a property settlement or otherwise, the Administrator, in its sole discretion, will have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse’s or former spouse’s or dependent’s or former dependent’s interest in the Participant’s Account under this Plan to that spouse or former spouse or dependent or former dependent.

11.10	Administrative Forms. All applications, elections and designations in connection with this Plan made by a Participant or Beneficiary will become effective only when duly executed on forms provided by the Administrator and filed with the Administrator.

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

11.11	Independence of Plan. Except as otherwise expressly provided, this Plan will be independent of, and in addition to, any other employee benefit agreement or plan or any rights that may exist from time to time under any other agreement or plan.

11.12	Responsibility for Legal Effect. Neither Ferro, any other Ferro Group Company, the Administrator, nor any officer, member, delegate or agent of any of them, makes any representations or warranties, express or implied, or assumes any responsibility concerning the legal, tax, or other implications or effects of this Plan.

11.13	Successors. The terms and conditions of this Plan will inure to the benefit of and bind Ferro, the Ferro Group Companies, the Administrator and its members, the Participants, their Beneficiaries, and the successors, assigns, and personal representatives of any of them.

11.14	Headings and Titles. The Section headings and titles of Articles used in this Plan are for convenience of reference only and are not to be considered in construing this Plan.

11.15	Appendices. The Appendices to this Plan constitute an integral part of this Plan and are hereby incorporated into this Plan by this reference.

11.16	Severability. If any provision or term of this Plan, or any agreement or instrument required by the Administrator, is determined by a judicial, quasi-judicial or administrative body to be void or not enforceable for any reason, all other provisions or terms of this Plan or the agreement or instrument will remain in full force and effect and will be enforceable as if the void or nonenforceable provision or term had never been a part of this Plan, or the agreement or instrument.

11.17	Actions by Ferro. Except as otherwise provided in this Plan, all actions of Ferro under this Plan will be taken by the Board of Directors, and be evidenced in a writing executed by an appropriate officer duly authorized.

11.18	Spousal Consent and Release. If, in the opinion of Ferro, any present, former or future spouse of an employee entitled to benefits from this Plan shall by reason of law appear to have any interest in the Plan benefits that may be or become payable hereunder to such employee, Ferro may as a condition precedent to the making of a benefit payment hereunder, require such written consent or release as in its discretion it shall determine to be necessary, desirable or appropriate either to prevent or avoid any conflict or multiplicity of claims, or to protect the rights of any such present, former or future spouse with respect to the payment of any benefits under this Plan.

11.19	Overpayments and Repayments. In the event that Ferro determines that the benefits actually paid under this Plan exceed the benefits that were properly payable to a Participant or Beneficiary pursuant to this Plan, Ferro may exercise any legal remedies available.

11.20	References to Sections of Law. References herein to the Code are to the Internal Revenue Code of 1986, as heretofore and hereafter amended, and to similar provision of subsequent federal law. References herein to ERISA are to the Employee Retirement Income Security Act of 1974, as heretofore and hereafter amended, and to similar provisions of subsequent law.

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

Appendix A

DEFINITIONS

For purposes of this Plan, the following terms have the meanings set forth below where used in this Plan and identified with initial capital letters:

Term	Meaning
Account	For each Participant the bookkeeping account maintained by Ferro to reflect the Participant’s Supplemental Matching Contributions, Supplemental Basic Pension Contributions, and the deemed investment return on those amounts. A Participant’s Account will not constitute nor be treated as a trust fund of any kind.

Administrator	As defined in Section 8.1 of this Plan.

Affiliate	Any entity which is a member of a controlled group of corporations with the Company under Section 414(b) of the Code, under common control with the Company under Section 414(c) of the Code, a member of an affiliated service group with the Company under Section 414(m) of the Code, or otherwise required to be aggregated with the Company under Section 414(o) of the Code.

Amendment and Restatement Date	June 30, 2004.

Beneficial Owner	“Beneficial owner” within the meaning of Rule 13d-3 under the Exchange Act.

Beneficiary	As defined in Section 5.6 of this Plan.

Board of Directors	Ferro’s Board of Directors.

Change in Control	A change in the control of Ferro that is required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act. For purposes of this definition, a Change in Control will be deemed to have occurred if and when:

(a)     any “person” (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of Ferro representing twenty-five percent (25%) or more of the combined voting power of Ferro’s outstanding voting securities; or

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

Appendix A

Term	Meaning
(b) during any period of two consecutive years, the individuals set forth below in sub-paragraph (1) and (2) cease for any reason to constitute at least a majority of the Board of Directors:

(1) the individuals who at the beginning of such period constituted the Board of Directors, and

(2)     any new director (other than a director designated by a person who has entered into an agreement or arrangement with Ferro to effect a transaction described in clause (a) or (c) of this definition) whose appointment, election, or nomination for election by Ferro’s shareholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose appointment, election or nomination for election was previously so approved; or

(c)     a merger or consolidation of Ferro or one of its subsidiaries is consummated with or into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of Ferro outstanding immediately prior thereto holding securities which represent immediately after such merger or consolidation more than 50% of the combined voting power of the voting securities of either Ferro or the other entity which survives such merger or consolidation or the parent of the entity which survives such merger or consolidation; or

(d) a sale or disposition by Ferro of all or substantially all Ferro’s assets is consummated.

Code	The Internal Revenue Code of 1986, as amended, and any lawful regulations or other pronouncements promulgated under that Code.

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

Appendix A

Term	Meaning
Compensation	“Compensation” as defined under the Ferro SSOP, but increased to include amounts deferred under the Ferro Corporation Executive Employee Deferred Compensation Plan [now known as the Ferro Corporation Deferred Compensation Plan for Executive Employees] and decreased to exclude awards paid under Ferro’s Performance Share Plan (except that awards paid prior to January 1, 2007 are included for purposes of determining Supplemental Matching Contributions), and without regard to any provisions of the Code which limit the amount of such compensation that can be taken into account for purposes of determining contributions or benefits.

Specifically, as of the Amendment and Restatement Date, Compensation under this Plan means compensation (as defined in Section 415(c)(3) of the Code) paid by a Ferro Group Company to or on behalf of a Participant while a Participant in the Ferro SSOP during a Plan Year, including all wages and salary, commissions, bonuses, accrued vacation pay, 401(k) Contributions contributed under the Ferro SSOP, elective employer contributions made on behalf of the Participant that are not includible in gross income under Section 125, 129, 132(f), 402(e)(3), 402(h)(1)(B), 403 and 457 of the Code, and deferred amounts under the Ferro Corporation Executive Employee Deferred Compensation Plan [now known as the Ferro Corporation Deferred Compensation Plan for Executive Employees], but excluding relocation expense reimbursements (including mortgage interest differentials) or other expense allowances or fringe benefits which are paid with respect to a period following termination of employment, automobile allowance income, foreign service premiums, awards paid under Ferro’s Performance Share Plan, and any other extraordinary income, allowance, and welfare benefits. The prior sentence notwithstanding, awards paid prior to January 1, 2007 under Ferro’s Performance Share Plan will be included in Compensation for purposes of determining a Participant’s Supplemental Matching Contribution.

Disability	Any disability that qualifies a Participant for payment of benefits under a Ferro Group Company long-term disability plan. The determination of whether a Participant suffers a Disability will be made by the Ferro Group Company long-term disability plan.

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

Appendix A

Term	Meaning
ERISA	The Employee Retirement Income Security Act of 1974, as amended, and any lawful regulations or pronouncements issued under that Act.

Exchange Act	The Securities Exchange Act of 1934, as amended, and any lawful regulations or pronouncements issued under that Act.

Ferro	As defined in Section 1.2 of this Plan. Such term also includes any successor corporation or business organization that subsequently assumes Ferro’s duties and obligations under this Plan.

Ferro Common Stock	The Common Stock of Ferro, par value $1.00 per share.

Ferro Group Companies	As defined in Section 10.1 of this Plan.

Ferro SSOP	Ferro’s Savings and Stock Ownership Plan, as the same may be amended from time to time.

401(k) Contributions	Pre-tax contributions made to the Ferro SSOP pursuant to Code Section 401(k).

Highly Compensated Employee	An employee of a Ferro Group Company who is in Salary Grade 22 or higher and for whom contributions under the Ferro SSOP are limited due to the provisions of Section 401(a)(17), 401(k), 401(m), 402(g) or 415 of the Code.

Participant	A Highly Compensated Employee of a Ferro Group Company who becomes a Participant pursuant to Section 3.2 of this Plan. A Participant will cease to be a Participant, and shall become a former Participant, upon the earliest of the following:

(a) Termination of Employment,

(b) the date the employee ceases to be a Highly Compensated Employee, or

(c) the date the employee’s participation in this Plan is terminated by the Administrator pursuant to Section 5.7 of this Plan or otherwise.

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

Appendix A

Term	Meaning
Person

A “person” as defined under Section 3(a)(9) of the Exchange Act as modified and used in Sections 13(d) and 14(d) of the Exchange Act, excluding:

(a)     Ferro or any of its subsidiaries;

(b)     a trustee or other fiduciary holding securities under an employee benefit plan of the Company (or of any of its affiliates as defined under Rule 12b-2 under Section 12 of the Exchange Act);

(c)     an underwriter temporarily holding securities pursuant to an offering of such securities; or

(d)     a corporation owned, directly or indirectly, by the shareholders of Ferro in substantially the same proportion as their ownership of the stock of Ferro.

this Plan	As defined in the Introduction to this Plan.

Plan Year	The calendar year.

Termination of Employment	A Participant’s cessation of service with Ferro and the other Ferro Group Companies, including Affiliates of the foregoing, for any reason whatsoever, whether voluntarily or involuntarily, including by reason of retirement, death, or Disability.

Trust	The trust, if any, established pursuant to Section 7.1 of this Plan.

Valuation Date

The last day of each quarter in the Plan Year and any other date or dates Ferro, in its sole discretion, designates from time to time.

For purposes of determining the value of a Participant’s Account for distribution, the Valuation Date is the last day of the month in which occurs the Participant’s Termination of Employment, death, or commencement of long-term disability benefits on account of a determination of Disability under a Ferro Group Company long-term disability plan.

Years of Vesting Service	The years of vesting service with which a Participant is credited under the Ferro SSOP.

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

Appendix B

FERRO GROUP COMPANIES

The following are the Ferro Group Companies:

Ferro Corporation

FEM Inc.

Ferro Glass & Color Corporation

Ferro International Services, Inc.

Ferro Pfanstiehl Laboratories, Inc.

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

Appendix C

Amendment to Change

Definition of Compensation*

Effective June 30, 2004, the definition of “Compensation” is hereby deleted and a new definition of “Compensation” is substituted in lieu thereof, to read as follows:

Compensation	“Compensation” as defined under the Ferro SSOP, but increased to include amounts deferred under the Ferro Corporation Executive Employee Deferred Compensation Plan [now known as the Ferro Corporation Deferred Compensation Plan for Executive Employees] and decreased to exclude the awards paid under Ferro’s Performance Share Plan (except that the cash portion of awards paid prior to January 1, 2007 are included for purposes of determining Supplemental Matching Contributions), and without regard to any provisions of the Code which limit the amount of such compensation that can be taken into account for purposes of determining contributions or benefits.

Specifically, as of the Amendment and Restatement Date, Compensation under this Plan means compensation (as defined in Section 415(c)(3) of the Code) paid by a Ferro Group Company to or on behalf of a Participant while a Participant in the Ferro SSOP during a Plan Year, including all wages and salary, commissions, bonuses, accrued vacation pay, 401(k) Contributions contributed under the Ferro SSOP, elective employer contributions made on behalf of the Participant that are not includible in gross income under Section 125, 129, 132(f), 402(e)(3), 402(h)(1)(B), 403 and 457 of the Code, and deferred amounts under the Ferro Corporation Executive Employee Deferred Compensation Plan [now known as the Ferro Corporation Deferred Compensation Plan for Executive Employees], but excluding relocation expense reimbursements (including mortgage interest differentials) or other expense allowances or fringe benefits which are paid with respect to a period following termination of employment, automobile allowance income, foreign service premiums, awards paid under Ferro’s Performance Share Plan, and any other extraordinary income, allowance, and welfare benefits. The prior sentence notwithstanding, the cash portion of awards paid prior to January 1, 2007 under Ferro’s Performance Share Plan will be included in Compensation for purposes of determining a Participant’s Supplemental Matching Contribution.

*	Amendment effective June 30, 2004.

Part A - Pre-2005 Plan

As Amended and Restated June 30, 2004

Appendix D

Amendment to Change

Notional Investment Measure*

ARTICLE VI:

Effective January 1, 2006, a new Paragraph (E) is added to the end of Section 6.4 to read as follows:

(E)	Rate of Return of Cash Account. Effective January 1, 2006, notwithstanding any provision of Section 6.4 to the contrary, amounts credited to a cash account under the Plan will be deemed to earn interest at a fixed quarterly percentage, which interest rate shall equal three percent (3%) above the 10-Year Constant Maturity Rate issued by the Board of Governors of the Federal Reserve System for the last month of the preceding calendar quarter, provided that Ferro determines that such rate is reasonable at the time it is established. In the event Ferro determines that such rate is not reasonable at the time it is established, Ferro shall instead establish a lesser fixed quarterly percentage.

*	Amendment effective January 1, 2006.

FERRO CORPORATION

SUPPLEMENTAL DEFINED CONTRIBUTION PLAN

FOR EXECUTIVE EMPLOYEES

PART B: 2005 PLAN

OVERVIEW

ESTABLISHMENT OF COMPONENT PLAN

The provisions of the Code Section 409A component plan are set forth in this Part B (the “2005 Plan”), which is adopted and made a part of the Plan effective January 1, 2005.

GOVERNS BENEFITS SUBJECT TO CODE SECTION 409A

The 2005 Plan governs all benefits under the Plan which are not Pre-2005 Benefits (the “409A Benefits”). This means that the 2005 Plan governs amounts which are earned or vested under the Plan after December 31, 2004, plus any income attributable to such amounts or to such income.

The 409A Benefits are subject to the requirements of Code Section 409A, and Ferro intends for the 2005 Plan to comply with Code Section 409A. The 2005 Plan shall be interpreted and administered so as to comply with Code Section 409A.

TERMINOLOGY

The terms of the 2005 Plan are identical to those of the Pre-2005 Plan except to the extent indicated. Where provisions of the 2005 Plan have been left blank, they are identical to those of the Pre-2005 Plan as so modified. Where provisions are not blank, the provided terms substitute in full for the original provisions of the Pre-2005 Plan.

As used in the 2005 Plan, the term “Plan” refers to the 2005 Plan or to the Plan, as appropriate.

FERRO CORPORATION

SUPPLEMENTAL DEFINED CONTRIBUTION PLAN

FOR EXECUTIVE EMPLOYEES

Part B: 2005 Plan

Effective January 1, 2005

Part B - 2005 Plan

Effective January 1, 2005

FERRO CORPORATION

SUPPLEMENTAL DEFINED CONTRIBUTION PLAN

FOR EXECUTIVE EMPLOYEES

2005 PLAN

INTRODUCTION

This 2005 Plan is the portion of the FERRO CORPORATION SUPPLEMENTAL DEFINED CONTRIBUTION PLAN FOR EXECUTIVE EMPLOYEES which governs 409A Benefits. The purpose for the adoption of this 2005 Plan is to comply with the requirements of Code Section 409A.

Except as indicated below, the terms of the 2005 Plan are identical to those of the Pre-2005 Plan as set forth in Part A of this Plan.

The 2005 Plan is hereby added to the Plan effective January 1, 2005, as follows:

ARTICLE I

NAME AND PURPOSE

1.1	Name. The name of this Plan is the “Ferro Corporation Supplemental Defined Contribution Plan for Executives.”

1.2	Plan Sponsor. The sponsor of this Plan is Ferro Corporation (“Ferro”), an Ohio corporation.

1.3	Purpose. The purpose of this Plan is to replace, under the conditions set forth in this Plan, certain benefits that select management and highly compensated employees of the Ferro Group Companies cannot receive under Ferro Corporation Savings and Stock Ownership Plan due to limitations imposed by the Internal Revenue Code or by plan design.

1.4	Plan for a Select Group. This Plan is intended to cover only employees of a Ferro Group Company who are members of a “select group of management or highly compensated employees” as provided in Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of ERISA.

1.5	Not a Funded Plan. Ferro intends that this Plan be deemed to be “unfunded” for tax purposes as well as for purposes of Title I of ERISA.

1.6	409A Compliance. This Plan is intended to comply with Section 409A of the Code and all other applicable laws in order to have the Federal income tax effect sought for such plans.

Part B - 2005 Plan

Effective January 1, 2005

ARTICLE II

DEFINITIONS AND INTERPRETATION

2.1	Definitions. Appendix A sets forth the definitions of certain terms used in this Plan. Those terms shall have the meanings set forth on Appendix A where used in this Plan and identified with initial capital letters.

2.2	General Rules of Construction. For purposes of interpreting this Plan,

(A)	the masculine gender will include the feminine and neuter, and vice versa, as the context requires;

(B)	the singular number will include the plural, and vice versa, as the context requires;

(C)	the present tense of a verb will include the past and future tenses, and vice versa, as the context requires; and

(D)	as provided under Article VIII, the Administrator retains the power and duty to interpret this Plan and resolve ambiguities.

ARTICLE III

PARTICIPATION

3.1	Eligibility. In order to be eligible to participate in this Plan, an individual must be a Highly Compensated Employee.

3.2	Participation. A Highly Compensated Employee will become a Participant in this Plan on the earlier of the January 1 or January 2 coincident with or next following the date he or she becomes a Highly Compensated Employee.

ARTICLE IV

SUPPLEMENTAL MATCHING CONTRIBUTIONS,

SUPPLEMENTAL BASIC PENSION CONTRIBUTIONS,

AND ACCOUNTS

4.1	Eligibility for Supplemental Matching Contributions.

(A)	Pre-2006 Eligibility. Each Plan Year a Supplemental Matching Contribution will be credited to the Account of each Participant who is eligible. A Participant will be eligible if the Participant:

(1)	made the maximum 401(k) Contributions permitted under the Ferro SSOP during the Plan Year, and

Part B - 2005 Plan

Effective January 1, 2005

(2)	either:

(a)	was employed by a Ferro Group Company on the last day of the Plan Year,

(b)	died during the Plan Year,

(c)	retired and began receiving pension benefits under the Ferro Corporation Retirement Plan during the Plan Year (or, if not a participant in the Ferro Corporation Retirement Plan, terminated employment after attaining age 55 and 5 Years of Vesting Service during the Plan Year), or

(d)	incurred a Disability during the Plan Year.

(B)	Post-2005 Eligibility. Each Plan Year a Supplemental Matching Contribution will be credited to the Account of each Participant who is eligible. A Participant will be eligible if the Participant either:

(1)	was employed by a Ferro Group Company on the last day of the Plan Year,

(2)	died during the Plan Year,

(3)	retired and began receiving pension benefits under the Ferro Corporation Retirement Plan during the Plan Year or terminated employment after attaining age 55 and 5 Years of Vesting Service during the Plan Year, or

(4)	incurred Disability during the Plan Year.

4.2	Amount of Supplemental Matching Contributions.

(A)	Pre-2006 Supplemental Matching Contributions. An eligible Participant will receive a Supplemental Matching Contribution on the last day of the Plan Year equal to 1 minus 2, where:

(1)	“1” equals the amount of matching contribution that would have been contributed to the Participant’s account under the Ferro SSOP for the Plan Year if the Participant elected to make 401(k) Contributions equal to eight percent (8%) of Compensation and the Code provisions allowed and did not impose a limit on such 401(k) Contributions or matching contributions; and

(2)	“2” equals the amount of matching contributions actually contributed to the Participant’s account under the Ferro SSOP for the Plan Year.

(B)	Post-2005 Supplemental Matching Contributions. An eligible Participant will receive a Supplemental Matching Contribution on the last day of the Plan Year equal to 1 minus 2, where:

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(1)	“1” equals the amount of matching contribution that would have been contributed to the Participant’s account under the Ferro SSOP for the Plan Year if the Participant elected to make 401(k) Contributions equal to eight percent (8%) of Compensation, and the Code provisions allowed and did not impose a limit on such 401(k) Contributions or matching contributions; and

(2)	“2” equals the amount of matching contribution that would have been contributed to the Participant’s account under the Ferro SSOP for the Plan Year if the Participant elected to make 401(k) Contributions equal to eight percent (8%) of compensation (as defined under the Ferro SSOP), and subject to the Code provisions that impose a limit on such 401(k) Contributions or matching contributions.

4.3	Eligibility for Supplemental Basic Pension Contributions. Each Plan Year a Supplemental Basic Pension Contribution will be credited to the Account of each Participant who is eligible. A Participant will be eligible if the Participant received a Basic Pension Contribution under the Ferro SSOP during the Plan Year. The prior provisions of this Section notwithstanding, effective January 1, 2006, a Participant will be eligible for a Supplemental Basic Pension Contribution only if the Participant received a Basic Pension Contribution under the Ferro SSOP during the Plan Year and either:

(A)	is in Salary Grade 25 or higher on the last day of the Plan Year, or

(B)	is a Pre-2005 Participant in Salary Grade 22 or higher on the last day of the Plan Year.

For purposes of this Section, the term “Pre-2005 Participant” means a Participant who became an employee of a Ferro Group Company on or after July 1, 2003 and before January 1, 2006 at a Salary Grade of 22 or higher.

4.4	Amount of Supplemental Basic Pension Contributions.

(A)	Pre-2008 Supplemental Basic Pension Contributions. An eligible Participant will receive a Supplemental Basic Pension Contribution on the last day of the Plan Year equal to 1 minus 2, where:

(1)	“1” equals the amount of Basic Pension Contribution that would have been contributed to the Participant’s account under the Ferro SSOP for the Plan Year on the basis of the Participant’s Compensation not limited by Code provisions; and

(2)	“2” equals the amount of Basic Pension Contributions actually contributed to the Participant’s account under the Ferro SSOP for the Plan Year.

(B)	Post-2007 Supplemental Basic Pension Contributions. An eligible Participant will receive a Supplemental Basic Pension Contribution on the last day of the Plan Year equal to 1 minus 2, where:

(1)	“1” equals the amount of Basic Pension Contribution that would have been contributed to the Participant’s account under the Ferro SSOP for the Plan Year on the basis of the Participant’s Compensation not limited by Code provisions; and

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(2)	“2” equals the amount of Basic Pension Contributions that would have been contributed to the Participant’s account under the Ferro SSOP for the Plan Year on the basis of the Participant’s compensation (defined as base salary or wages and including vacation, and holiday pay, but excluding all forms of extra compensation such as overtime premiums, bonuses, commissions, and incentive compensation, and including elective contributions made by the Participant that are not includible in gross income under Sections 125, 129, 132(f), 402(e)(3), 402(h)(1)(B), 403(b) and 457 of the Code) and subject to the Code provisions which impose limits on such compensation, for the Plan Year.

4.5	Establishment of Account. Each Ferro Group Company will establish an Account in the name of each Participant who is employed by it on the books and records of the Ferro Group Company. All amounts credited to the Account of any Participant or former Participant will constitute a general, unsecured liability of such Ferro Group Company to the Participant. The Ferro Group Company will maintain a separate Account for contributions credited to the Participant prior to 2001 as may be necessary for the deemed investment of the Participant’s Account as provided under Section 6.4 below.

4.6	Crediting of Earnings. The Ferro Group Company will credit the Account of each Participant who is or was its employee with earnings, gains and losses in accordance with the deemed investment of the Supplemental Matching Contributions and Supplemental Basic Pension Contributions as provided under Section 6.4 below.

4.7	Vesting of Account. A Participant will become vested in his or her Account in accordance with the following schedule:

Years of Vesting Service	Percentage Vested
Less than 1 year	0%
1 year, but less than 2	20%
2 years, but less than 3	40%
3 years, but less than 4	60%
4 years, but less than 5	80%
5 years or more	100%

The prior provisions notwithstanding, a Participant who has not incurred a Termination of Employment will be 100% vested in the Account upon the first to occur of: (a) the Participant’s attainment of age 65, (b) the Participant’s incurring a Disability, (c) the Participant’s death, or (d) a Change in Control.

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ARTICLE V

BENEFITS; PAYMENT OF BENEFITS

5.1	Date of Distribution. Distribution of the vested portion of the Participant’s Account will be made as soon as administratively practicable on or after the earliest of the Participant’s Termination of Employment, Disability or death. The prior provisions notwithstanding, distribution on account a Participant’s Termination of Employment shall not be made until the date which is six (6) months following the Participant’s Termination of Employment (provided, however, that in the event of the Participant’s death after Termination of Employment, distribution shall be made on the date of death). Distribution shall, in any event, be made by the Time Required by Law.

5.2	Form of Distribution. Distribution will be in the form of a single lump sum payment. The portion of the Participant’s Account deemed to be invested in the Ferro Common Stock Account under Section 6.4 will be distributed in the form of Ferro Common Stock unless the Participant elects to receive payment of that portion in cash. The portion of the Participant’s Account deemed to be invested in the cash account under Section 6.4 will be distributed in the form of cash.

5.3	Valuation of Distributions. All distributions under this Plan will be based upon the amount credited to the Participant’s Account as of the last day of the month in which occurs the Participant’s Termination of Employment, death, or commencement of long-term disability benefits on account of a determination of Disability under a Ferro Group Company long-term disability plan. Such date shall be the Valuation Date for this purpose. No adjustment shall be made for any delay in payment, including the six (6) month delay set forth in Section 5.1.

5.4	Death. In the event of death, the Participant’s remaining vested interest in the Account will be distributed to the Participant’s Beneficiary.

5.5	Administration of Distributions. Distributions under this Plan will be made as soon as administratively possible following receipt of notice by the Administrator of an event that entitles a Participant or a Beneficiary to payments under this Plan and completion by the Participant or Beneficiary of any forms required by the Administrator.

5.6	Designation of Beneficiary. Subject to the rules and procedures promulgated by the Administrator, a Participant may sign a document designating a Beneficiary or Beneficiaries. If a Participant fails to designate any Beneficiary in accordance with the provisions of this Section, then the Beneficiary will be deemed to be the Participant’s beneficiary under the Ferro SSOP.

5.7	Protective Distributions. If the Administrator determines that a Participant is not a member of a “select group of management or highly compensated employees” within the meaning of Section 201(2), 301(a)(3), 401(a)(1) or 4021(b)(6) of ERISA, then the Administrator may, as it determines necessary to satisfy the exclusions from ERISA coverage contemplated by Section 1.4, terminate the Participant’s participation in this Plan and forfeit any amounts erroneously credited under this Plan with respect to such Participant.

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5.8	Tax Withholding and Acceleration of Payment for Payment of Taxes. A Ferro Group Company may withhold, from any payment made by it under this Plan, the amount or amounts as may be required for purposes of complying with the tax withholding or other provisions of the Code, the Social Security Act, or any state or local income or employment tax act or for purposes of paying any estate, inheritance or other tax attributable to any amounts payable hereunder. Further, distribution shall be made from the Plan at such time or times as the Administrator, in its sole discretion pursuant to uniform and nondiscriminatory procedures, shall determine that amounts are due for the payment of Federal Insurance Contributions Act taxes imposed under Code Sections 3101, 3121(a), or 3121(v)(2) on the 409A Benefits. Such distribution, if any, shall be made for the exclusive purpose of paying such Federal Insurance Contributions Act taxes. In addition, distribution shall be made from the Plan at such time or times as the Administrator, in its sole discretion pursuant to uniform and nondiscriminatory procedures, shall determine that amounts are due for the payment of income tax at source on wages imposed under Code Section 3401 (or the corresponding withholding provisions of applicable state, local or foreign tax laws) as a result of the payment of the Federal Insurance Contributions Act taxes, or are due for the payment of additional income tax at source on wages attributable to the pyramiding Code Section 3401 wages and taxes. Such distribution, if any, shall be made for the exclusive purpose of paying such taxes. In no event shall the amounts distributed pursuant to this Section exceed the amounts owed for the payment of Federal Insurance Contribution Act and the income tax withholding related to such amounts.

5.9	Lost or Uncooperative Participant. If a Ferro Group Company or the Administrator notifies a Participant or Beneficiary of an entitlement to an amount under this Plan and the Participant or Beneficiary fails to request payment, to provide information or to take any other action to receive payment of such amount, the Administrator shall, to the extent administratively possible, direct distribution to be made on an involuntary basis to such person or persons by the Time Required by Law. If the location of a Participant or Beneficiary can not be determined after a prompt, reasonable good faith effort by the Administrator, the Administrator will direct that the amount payable to the Participant or Beneficiary be forfeited by the Time Required by Law, and no further benefit will be payable with respect to such Participant or Beneficiary.

5.10	Distribution upon Income Inclusion under Code Section 409A and Other Acceleration Events. The prior provisions of this Article V notwithstanding, in the event the Plan fails to meet the requirements of Code Section 409A, a Participant’s 409A Benefits shall be distributed in an amount equal to the amount which is included in income on account of the failure to comply with Code Section 409A.

5.11	General Restriction on Distribution and Acceleration of Payment. Notwithstanding any provision of the Plan to the contrary, a Participant’s 409A Benefits shall not be distributed earlier than the time permitted under Code Section 409A. Consistent with Code Section 409A, this Plan provides that distribution shall not be made before the earliest of Termination of Employment, death or Disability, and imposes a restriction on distribution made on account of Termination of Employment by which no distribution is made until the (6) month anniversary of the Termination of Employment.

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ARTICLE VI

RIGHTS OF PARTICIPANTS

6.1	Creditor Status of Participants. The Supplemental Matching Contributions and Supplemental Basic Pension Contributions credited to a Participant shall be merely an unfunded, unsecured promise of the Ferro Group Company (by which the Participant is employed) to make benefit payments in the future and shall be liabilities solely against the general assets of such Ferro Group Company. Except as provided in Section 6.6, Ferro and the other Ferro Group Companies shall not be required to segregate, set aside or escrow the Supplemental Matching Contributions, Supplemental Basic Pension Contributions nor any earnings, gains and losses credited thereon. With respect to amounts credited to any Account hereunder and any benefits payable hereunder, a Participant and Beneficiary will have the status of general unsecured creditors of the Ferro Group Company (by which the Participant is employed), and may look only to that Ferro Group Company and its general assets for payment of the Account.

6.2	Rights with Respect to the Trust. Any trust, and any assets held thereby to assist Ferro or any other Ferro Group Company in meeting its obligations under this Plan, will in no way be deemed to controvert the provisions of Section 6.1 above.

6.3	Investments. In Ferro’s sole discretion, the Ferro Group Companies may acquire insurance policies, annuities or other financial vehicles for the purpose of providing future assets of the Ferro Group Companies to meet their anticipated liabilities under this Plan. Such policies, annuities or other investments, shall at all times be and remain unrestricted general property and assets of the Ferro Group Companies or property of a trust established pursuant to Article VII of this Plan. Participants and Beneficiaries will have no rights, other than as general creditors, with respect to any such policies, annuities or other acquired assets.

6.4	Method for Crediting Investment Return. The Ferro Group Company by which the Participant is employed will maintain a separate Account for the Participant. A Participant’s Account is deemed to be invested as follows.

(A)	Post-2000 Contributions. The Supplemental Matching and Supplemental Basic Pension Contributions credited to a Participant’s Account after December 31, 2000 will be deemed to be invested in Ferro Common Stock as of the date the contributions are credited under the Plan. The Account will be deemed to receive all dividends (whether in stock or cash) and stock splits which would be received if the Account was actually invested in shares of Ferro Common Stock, and such dividends and stock splits will be deemed to be reinvested in shares of Ferro Common Stock as of the date of their receipt. Each investment in Ferro Common Stock will be deemed to be made at the closing sale price of Ferro Common Stock on the New York Stock Exchange Composite Tape (as reported in The Wall Street Journal) on the trading day of the deemed investment.

(B)

Pre-2001 Contributions. Only Supplemental Matching Contributions were credited under the Plan prior to 2001. The Supplemental Matching Contributions credited to a Participant’s Account prior to 2001 will be deemed to be invested as of the date the contributions are credited under the Plan in a cash

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Effective January 1, 2005

account with a rate of return determined by Ferro. Prior to the beginning of each Plan Year, Ferro will determine the rate of investment credit for the following Plan Year. The prior provisions notwithstanding, the Participant was entitled to elect in writing, during the special election period provided in 2001, for all or a portion of such pre-2001 Supplemental Matching Contributions to be deemed to instead be invested in Ferro Common Stock. Under any such election, the Supplemental Matching Contributions designated by the Participant to be deemed invested in shares of Ferro Common Stock will be deemed invested as of the date the contributions were credited under the Plan, and otherwise will be valued and credited with dividends and stock splits, in the same manner as described in Section 6.4(A) above.

(C)	Periodic Adjustment of Accounts. As of each Valuation Date, the Participant’s Account will be adjusted to reflect earnings and losses on the deemed investments. To the extent the Account is deemed to be invested in Ferro Common Stock, it will be credited as of each Valuation Date with hypothetical appreciation and depreciation and earnings, as computed and determined by the Administrator based on the value of Ferro Common Stock and its dividends, etc., as provided in Section 6.4(A) above. To the extent the Participant’s Account is deemed to be invested in the cash account, it will be credited as of each Valuation Date with hypothetical earnings, as computed and determined by the Administrator using a rate of interest equal to that determined by Ferro prior to the beginning of the Plan Year as provided in Section 6.4(B) above. The Administrator will provide each Participant with a statement showing the balance credited to the Participant’s Account as of the last day of the preceding Plan Year, and at such other times as the Administrator may elect.

(D)	Investment Election Changes. Effective July 1, 2004, a Participant may elect to change the deemed investment of all or a portion of the Participant’s Account from a deemed investment in Ferro Common Stock to a deemed investment in the cash account (as described in Section 6.4(A) and (B) above), and vice versa. As of the effective date of a Participant’s investment election change, the Participant’s Account will be valued and adjusted in accordance with the procedures set forth in the preceding paragraph (C) to reflect the new deemed investment(s). Further, the Participant may elect to change the initial investment of all or a portion of the Participant’s future Supplemental Matching Contributions or future Supplemental Basic Pension Contributions, or both. Any investment election change by a Participant must be made in accordance with, and will be effective as provided in, procedures established by the Plan Administrator. Notwithstanding any provision of this Section to the contrary,

(1)	any Participant who is subject to Ferro Common Stock ownership requirements must satisfy those requirements both before and after any change in the deemed investment of the Participant’s Account or of future Supplemental Matching or Basic Pension Contributions, and

(2)

no Participant may elect to change the deemed investment of any portion of the Participant’s Account or of future Supplemental Matching or Basic Pension Contributions if the change is prohibited by law or if any liability would result to the Participant or any Ferro Group Company.

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Unless and until the Participant elects to change or to direct the investment of the Participant’s Account or future Supplemental Matching or Basic Pension Contributions pursuant to this Section 6.4(D), those amounts will be deemed to be invested as provided in Section 6.4(A) and (B) above.

(E)	Rate of Return of Cash Account. Effective January 1, 2006, notwithstanding any provision of Section 6.4 to the contrary, amounts credited to a cash account under the Plan will be deemed to earn interest at a fixed quarterly percentage, which interest rate shall equal three percent (3%) above the 10-Year Constant Maturity Rate issued by the Board of Governors of the Federal Reserve System for the last month of the preceding calendar quarter, provided that Ferro determines that such rate is reasonable at the time it is established. In the event Ferro determines that such rate is not reasonable at the time it is established, Ferro shall instead establish a lesser fixed quarterly percentage.

6.5	Bookkeeping Account Only. A Participant’s Account is solely for the purpose of measuring the amounts to be paid under this Plan. The Ferro Group Companies will not fund or secure, and will not be permitted to fund or secure, the Account in any way, and the Ferro Group Companies’ obligation to the Participants under this Plan is solely contractual.

ARTICLE VII

TRUST

7.1	Establishment of Trust. Notwithstanding any other provision or interpretation of this Plan, Ferro may establish a Trust in which to hold cash, insurance policies or other assets that may be used to make, or reimburse Ferro or any other Ferro Group Company for, payments to the Participants or Beneficiaries of all or part of the benefits under this Plan. Any Trust assets shall at all times remain subject to the claims of the general creditors of Ferro or the Ferro Group Company in the event of the insolvency of Ferro or the Ferro Group Company as more fully described in the Trust.

7.2	Obligation of the Ferro Group Companies. Notwithstanding the fact that a Trust may be established under Section 7.1, the Ferro Group Companies will remain liable for paying the benefits under this Plan. However, any payment of benefits to a Participant or Beneficiary made by a Trust will satisfy the appropriate Ferro Group Company’s obligation to make payment to such person under this Plan.

7.3	Trust Terms. A Trust established under Section 7.1 may contain any terms as Ferro may determine to be necessary or desirable; provided, however, that, no terms shall provide for or permit funding that would result in income inclusion under Code Section 409A(b) including, but not limited to, terms that allow for the transfer or set aside of assets offshore in a Trust, or which provide for assets to become restricted to the provision of benefits in connection with a change in the financial health of Ferro and Affiliates, and any terms which so provide shall be deemed null and void. Consistent with the foregoing, Ferro may terminate or amend a Trust established under Section 7.1 at any time, and in any manner it deems necessary or desirable, subject to the terms of any agreement under which any Trust is established or maintained.

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ARTICLE VIII

ADMINISTRATION AND CLAIMS PROCEDURE

8.1	Administrator. The Administrator will be Ferro, acting by and through Ferro’s Corporate Human Resources Department, unless the Board of Directors, acting itself or through an appropriate committee designates otherwise.

8.2	General Rights, Powers, and Duties of Administrator. The Administrator will be the Plan administrator under ERISA. The Administrator will be responsible for the general administration of this Plan and will have all powers as may be necessary to carry out the provisions of this Plan and may, from time to time, establish rules for the administration of this Plan and the transaction of this Plan’s business. In addition to any powers, rights and duties set forth elsewhere in this Plan, it will have the following powers and duties:

(A)	To enact rules, regulations, and procedures and to prescribe the use of such forms as it deems advisable;

(B)	To appoint or employ agents, attorneys, actuaries, accountants, assistants or other persons (who may also be Participants in this Plan or be employed by or represent a Ferro Group Company) at the expense of the Ferro Group Companies, as it deems necessary to keep its records or to assist it in taking any other action authorized or required under this Plan;

(C)	To interpret this Plan, and to resolve ambiguities, inconsistencies and omissions, to determine any question of fact, to determine the right to benefits of, and the amount of benefits, if any, payable to, any person in accordance with the provisions of this Plan and resolve all questions arising under this Plan;

(D)	To administer this Plan in accordance with its terms and any rules and regulations it establishes; and

(E)	To maintain records concerning this Plan as it deems sufficient to prepare reports, returns and other information required by this Plan or by law; and

(F)	To direct a Ferro Group Company to pay benefits under this Plan and to give other directions and instructions as may be necessary for the proper administration of this Plan.

Any decision, interpretation or other action made or taken by the Administrator arising out of or in connection with this Plan, will be within the absolute discretion of the Administrator, and will be final, binding and conclusive on Ferro, all other Ferro Group Companies, and all Participants and Beneficiaries and their respective heirs, executors, administrators, successors and assigns. Except as may be required for compliance with Code Section 409A, the Administrator’s determinations under this Plan need not be uniform, and may be made selectively among Participants, whether or not they are similarly situated.

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8.3	Information to Be Furnished to the Administrator. A Ferro Group Company will furnish the Administrator with such data and information as it may reasonably require. The records of a Ferro Group Company will be determinative of each Participant’s period of employment, termination of employment, personal data, Compensation, and data regarding the contributions made for or on behalf of the Participant under the Ferro SSOP. Participants and their Beneficiaries will furnish to the Administrator such evidence, data or information and execute such documents as the Administrator requests.

8.4	Claim for Benefits. A Participant or Beneficiary must make a claim for payment under this Plan in writing to the Administrator in the manner prescribed by the Administrator as soon as administratively practicable following the distribution event. The Administrator will process each claim and determine entitlement to benefits within 90 days after the Administrator receives a completed application for benefits (or within such shorter period as may be required to ensure that payment is made by the Time Required by Law). If the Administrator needs an extension of time for processing because calculation of the benefit amount is not administratively practicable, then the Administrator will notify the claimant before the end of the initial period. The extension notice will indicate the special circumstances requiring an extension of time and the date as of which the Administrator expects to render the final decision. In no event will such an extension exceed 90 days from the end of the initial period.

8.5	Denial of Benefit. If a claim is wholly or partially denied by the Administrator, then the Administrator will notify the claimant of the denial of the claim in a writing delivered in person or mailed by first class mail to the claimant’s last known address. The notice of denial will contain:

(A)	the specific reason or reasons for denial of the claim;

(B)	a reference to the relevant Plan provisions upon which the denial is based;

(C)	a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why the material or information is necessary; and

(D)	an explanation of this Plan’s claim review procedure.

If no notice is provided, the claim will be deemed denied. The interpretations, determinations and decisions of the Administrator will be final and binding upon all persons with respect to any right, benefit and privilege hereunder, subject to the review procedures set forth in this Article.

8.6	Request for Review of a Denial of a Claim for Benefits. Any claimant or any authorized representative of the claimant whose claim for benefits under this Plan has been denied or deemed denied, in whole or in part, may upon written notice to the Appeals Committee request a review by the Appeals Committee of the denial of the claim. The claimant will have 60 days from the date the claim is deemed denied or 60 days from receipt of the notice denying the claim, as the case may be, in which to request a review by written application delivered to the Appeals Committee, which must specify the relief requested and the reason such claimant believes the denial should be reversed.

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8.7	Appeals Procedure. The Appeals Committee will review the facts and relevant documents including this Plan, and interpret the facts and relevant documents including this Plan to render a decision on the claim. The review may be of written briefs submitted by the claimant, or at a hearing, or by both, as deemed necessary or appropriate by the Appeals Committee. Any hearing will be held in the main office of Ferro, or such other location as the Appeals Committee may select, on the date and at the time as the Appeals Committee designates by giving at least 15-days’ notice to the claimant, unless the claimant accepts shorter notice. The notice will specify that the claimant must indicate in writing, at least five days in advance of the hearing, the claimant’s intention to appear at the appointed time and place, or the hearing will be automatically cancelled. The reply will specify any other persons who will accompany the claimant to the hearing, or such other persons will not be admitted to the hearing. The Appeals Committee will make every effort to schedule the hearing on a day and at a time that is convenient to both the claimant and the Appeals Committee. The claimant, or his duly authorized representative, may review all pertinent documents relating to the claim in preparation for the hearing and may submit issues and comments in writing before or during the hearing.

8.8	Decision Upon Review of Denial of Claim for Benefits. In making its decision, the Appeals Committee will have full power and discretion to interpret this Plan, to resolve ambiguities, inconsistencies and omissions, to determine any question of fact, and to determine the right to benefits of, and the amount of benefits, if any, payable to, any person in accordance with the provisions of this Plan. The Appeals Committee will render a decision on the claim reviewed no more than 60 days after the receipt of the claimant’s request for review, unless special circumstances (such as the need to hold a hearing) require an extension of time, in which case the 60-day period may be extended up to 120 days. The Appeals Committee will provide written notice of its decision to the claimant within the time frame specified. The notice will include the specific reasons for the decision and contain specific references to the relevant Plan provisions upon which the decision is based. If notice of the decision is not provided within the time frame specified, the claim will be deemed denied on review. The decision of the Appeals Committee will be final and binding in all respects on the Administrator, the Ferro Group Company and claimant involved.

8.9

Establishment of Appeals Committee. In the absence of an affirmative appointment otherwise by the Chief Executive Officer pursuant to this Section, the Ferro Corporation Retirement Committee shall serve as the Appeals Committee. The Chief Executive Officer of Ferro will appoint three or more persons to serve as members of the Appeals Committee. The Chief Executive Officer may appoint one Appeals Committee to hear all appeals of denied benefits that arise under this Plan, or may appoint a new Appeals Committee each time an Appeals Committee is needed to hear an appeal of denied benefits that arises under this Plan. The members of the Appeals Committee will remain in office at the will of the Chief Executive Officer, and the Chief Executive Officer may remove any of the members with or without cause. A member of the Appeals Committee may resign upon written notice to the remaining member or members of the Appeals Committee and to the Chief Executive Officer, respectively. The fact that a person is a Participant or a former Participant or a prospective Participant will not disqualify that person from acting as a member of the Appeals Committee. No member of the Appeals Committee will be disqualified from acting on any question because of the member’s interest in the question, except that no member of the Appeals Committee may act on any claim which the

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Effective January 1, 2005

member has brought as a Participant, former Participant, or Beneficiary under this Plan. In case of the death, resignation or removal of any member of the Appeals Committee, the remaining members will act until a successor-member is appointed by the Chief Executive Officer. At the Administrator’s request, the Chief Executive Officer will notify the Administrator in writing of the names of the members of the Appeals Committee, of any and all changes in the membership of the Appeals Committee, of the member designated as Chairman, and the member designated as Secretary, and of any changes in either office. Until notified of a change, the Administrator will be protected in assuming that there has been no change in the membership of the Appeals Committee or the designation of Chairman or of Secretary since the last notification was filed with it. The Administrator will be under no obligation at any time to inquire into the membership of the Appeals Committee or its officers. All communications to the Appeals Committee will be addressed to its Secretary at the address of the Company.

8.10	Operation of the Appeals Committee. On all matters and questions, the decision of a majority of the members of the Appeals Committee will govern and control. A meeting need not be called or held to make any decision. The Appeals Committee will appoint one of its members to act as its Chairman and another member to act as Secretary. The terms of office of these members will be determined by the Appeals Committee, and the Secretary and/or Chairman may be removed by the other members of the Appeals Committee for any reason which such other members may deem just and proper. The Secretary will do all things directed by the Appeals Committee. Although the Appeals Committee will act by decision of a majority of its members as provided above, in the absence of written notice to the contrary, every person may deal with the Secretary and consider the Secretary’s acts as having been authorized by the Appeals Committee. Any notice served or demand made on the Secretary will be deemed to have been served or made upon the Appeals Committee.

8.11	Limitation of Duties. Ferro, the other Ferro Group Companies, the Administrator, the Appeals Committee, and their respective officers, members, employees and agents will have no duty or responsibility under this Plan other than the duties and responsibilities expressly assigned or delegated to them pursuant to this Plan. None of them will have any duty or responsibility with respect to those duties or responsibilities assigned or delegated to another.

8.12	Agents. The Administrator and the Appeals Committee may hire any attorneys, accountants, actuaries, agents, clerks, and secretaries as it may deem desirable in the performance of its duties, any of whom may also be advisors to any Ferro Group Company or any subsidiary or affiliated company.

8.13	Expenses of Administration. No fee or compensation will be paid to the Administrator or any member of the Appeals Committee for their performance of services as such. Ferro will bear all other expenses incurred in the administration of this Plan except to the extent Ferro determines that the expenses are allocable to, and should be paid by, one or more of the Ferro Group Companies.

8.14

Indemnification. In addition to whatever rights of indemnification any member or employee of the Administrator, the Appeals Committee, Ferro or other Ferro Group Company under this Plan may be entitled to under the articles of incorporation, regulations or bylaws of the Ferro Group Companies, under any provision of law or

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under any other agreement, the Ferro Group Companies will satisfy any liability actually incurred by any member or employee including reasonable expenses and attorneys’ fees, and any judgments, fines, and amounts paid in settlement, in connection with any threatened, pending or completed action, suit or proceeding which is related to the exercise or failure to exercise by any member or employee any powers, authority, responsibilities or discretion provided under this Plan or reasonably believed by a member or employee to be provided under this Plan, and any action taken by a member or employee in connection with such exercise or failure to exercise. This indemnification for all such acts taken or omitted is intentionally broad, but will not provide indemnification for embezzlement or diversion of Plan funds for the benefit of any member or employee. This indemnification will not be provided for any claim by a Ferro Group Company or a subsidiary or affiliated company thereof against any member or employee. No indemnification will be provided to any person who is not an individual.

8.15	Limitation of Administrative Liability. Neither Ferro, any Ferro Group Company, the Administrator, the Appeals Committee, nor any of their members or employees will be liable for any act taken by such person or entity pursuant to any provision of this Plan except for gross abuse of the discretion given them under this Plan. No member of the Administrator or Appeals Committee will be liable for the act of any other member. No member of the Board of Directors will be liable to any person for any action taken or omitted in connection with the administration of this Plan.

8.16	Limitation of Sponsor Liability. Any right or authority exercisable by Ferro or Board of Directors pursuant to any provision of this Plan will be exercised in Ferro’s capacity as sponsor of this Plan, or on behalf of Ferro in such capacity, and not in a fiduciary capacity, and may be exercised without the approval or consent of any person in a fiduciary capacity. Neither Ferro, nor the Board of Directors, nor any of their respective officers, members, employees, agents and delegates, will have any liability to any party for its exercise of any such right or authority.

ARTICLE IX

AMENDMENT AND TERMINATION

9.1	Amendment, Modification and Termination. Subject to Sections 9.4 and 9.5 below, this Plan may be amended, modified or terminated by Ferro at any time, or from time to time, by action of an appropriate Ferro officer authorized or ratified by the Board of Directors. No amendment, modification or termination will be effective if it reduces the amounts credited to any Participant’s Account or adversely affects the right of any Participant or Beneficiary to receive payment of the Account as provided under this Plan, determined as of the date of the amendment, unless an equivalent benefit is provided under another plan or program sponsored by the Company or an Affiliate. Furthermore, no amendment, modification or termination will be effective prior to the date permitted under Code Section 409A, which, in certain circumstances is 12 months following the adoption of such amendment, modification or termination.

The prior provisions notwithstanding, this Plan may be amended to:

Part B - 2005 Plan

Effective January 1, 2005

(A)	reduce or eliminate the ability for contributions to be credited to Participants under this Plan;

(B)	reduce or eliminate the future deemed interest or earnings credited to the amounts held in a Participant’s Account;

(C)	comply with any law; or

(D)	preserve the intended deferral of taxation for the benefit of all Participants Accounts.

9.2	Effect of Amendment on Distributions. If this Plan is amended to terminate the Plan or to prohibit future contributions under the Plan, the Accounts of Participants who have not incurred a Termination of Employment will become will be 100% vested as of the date of the termination of the Plan or prohibition of future contributions under the Plan.

9.3	Actions Binding on Ferro Group Companies. Any amendments made to this Plan will be binding on all the Ferro Group Companies without the approval or consent of the Ferro Group Companies other than Ferro. Ferro may, by amendment, also terminate this Plan on behalf of all or any one of the other Ferro Group Companies in its sole discretion.

9.4	Termination or Amendment After Change in Control. If a Change in Control occurs, then, for a period of two (2) calendar years following such Change in Control, Ferro may not amend or terminate this Plan without the prior written consent of all Participants.

9.5	Distribution of Benefits on Plan Termination. In the event Ferro elects to amend, modify or terminate the Plan as provided under Section 9.1, no liquidation and payment of benefits shall occur as a result. The prior provisions notwithstanding, Ferro may, in its discretion, provide by amendment to the Plan for the liquidation and termination of the Plan where:

(A)	the termination and liquidation does not occur proximate to a downturn in the financial health of Ferro and Affiliates;

(B)	the Plan and all arrangements required to be aggregated with the Plan under Code Section 409A are terminated and liquidated;

(C)	no payments, other than those that would be payable under the terms of the Plan and the aggregated arrangements if the termination and liquidation had not occurred, are made within twelve (12) months of the date Ferro takes all necessary action to irrevocably terminate and liquidate the Plan;

(D)	all payments are made within twenty-four (24) months of the date Ferro takes all necessary action to irrevocably terminate and liquidate the Plan; and

(D)	Ferro and Affiliates does not adopt a new arrangement that would be aggregated with any terminated arrangement under Code Section 409A, at any time within three (3) years following the date of the date Ferro takes all necessary action to irrevocably terminate and liquidate the Plan.

Part B - 2005 Plan

Effective January 1, 2005

Similarly, Ferro may, in its discretion, provide by amendment to liquidate and terminate the Plan where the termination and liquidation occurs within twelve (12) months of a corporate dissolution taxed under Code Section 331, or with the approval of a bankruptcy court pursuant to 11 United States Code Section 503(b)(1)(A), provided that all amounts deferred under the Plan are included in the Participants’ gross incomes in the latest of the following years (or, if earlier, the taxable year in which the amount is actually or constructively received):

(A)	the calendar year in which the termination and liquidation occurs;

(B)	the first calendar year in which the amount is no longer subject to a substantial risk of forfeiture; or

(C)	the first calendar year in which the payment is administratively practicable.

ARTICLE X

FERRO GROUP COMPANIES

10.1	List of Ferro Group Companies. The Ferro Group Companies as of the Amendment and Restatement Date are Ferro and the Affiliates of Ferro listed on Appendix B to this Plan. Ferro may from time to time add or remove Ferro Affiliates from the list of Ferro Group Companies by written action of its Chief Executive Officer. The addition or deletion will not require a formal amendment to this Plan.

10.2	Delegation of Authority. Ferro is fully empowered to act on behalf of itself and the other Ferro Group Companies as it may deem appropriate in maintaining this Plan and any Trust. The adoption by Ferro of any amendment to this Plan or any Trust, or the termination of this Plan or any Trust, will constitute and represent, without any further action on the part of any Ferro Group Company, the approval, adoption, ratification or confirmation by each Ferro Group Company of any amendment or termination. In addition, the appointment of or removal by Ferro of any Administrator, any trustee or other person under this Plan or any Trust will constitute and represent, without any further action on the part of any Ferro Group Company, the appointment or removal by each Ferro Group Company of such person.

Part B - 2005 Plan

Effective January 1, 2005

ARTICLE XI

MISCELLANEOUS

11.1	No Implied Rights. Neither the establishment of this Plan nor any amendment of this Plan will be construed as giving any Participant, Beneficiary or any other person any legal or equitable right unless the right is specifically provided for in this Plan or conferred by specific action of Ferro in accordance with the terms and provisions of this Plan. Except as expressly provided in this Plan, neither Ferro nor any other Ferro Group Company will be required or be liable to make any payment under this Plan.

11.2	No Right to Ferro Group Company Assets. Neither the Participant nor any other person will acquire by reason of this Plan any right in or title to any assets, funds or property of Ferro or any other Ferro Group Company whatsoever including, without limitation, any specific funds, assets or other property which Ferro or any other Ferro Group Company, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable under this Plan will be paid from the general assets of the appropriate Ferro Group Company. No assets of Ferro or any other Ferro Group Company will be held in any way as collateral security for the fulfilling of the obligations of Ferro or the Ferro Group Companies under this Plan. No assets of Ferro or any other Ferro Group Company will be pledged or otherwise restricted in order to meet the obligations of this Plan. The Participant will have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of Ferro or any other Ferro Group Company. Nothing contained in this Plan constitutes a guarantee by Ferro or any other Ferro Group Company that the assets of Ferro or any other Ferro Group Company will be sufficient to pay any benefit to any person.

11.3	No Employment Rights Created. This Plan will not be deemed to constitute a contract of employment between Ferro or any of the other Ferro Group Companies and any Participant, or to confer upon any Participant or employee the right to be retained in the service of Ferro or any other Ferro Group Company for any period of time, nor shall any provision of this Plan restrict the right of Ferro or any other Ferro Group Company to discharge or otherwise deal with any Participant or other employees, with or without cause. Nothing in this Plan will be construed as fixing or regulating the compensation or other benefits payable to any Participant or other employee of Ferro or any other Ferro Group Company.

11.4	Offset. If at the time payment is to be made under this Plan the Participant or the Beneficiary or both are indebted or obligated to a Ferro Group Company, then the payment to be made to the Participant or the Beneficiary or both may, at the discretion of the Administrator at the request of the Ferro Group Company, be reduced by the amount of the indebtedness or obligation, but only if:

(A)	such debt is incurred in the ordinary course of the service relationship between the Participant and the Ferro Group Company,

(B)	in any taxable year of Ferro and Affiliates the entire amount of reduction does not exceed $5,000, and

(C)	the reduction is made at the same time and in the same amount as the debt otherwise would have been due and collected from the Participant.

Part B - 2005 Plan

Effective January 1, 2005

An election by the Ferro Group Company not to request any reduction will not constitute a waiver of the Ferro Group Company’s claim for such indebtedness or obligation.

11.5	No Assignment. Neither the Participant nor any other person will have any voluntary or involuntary right to commute, sell, assign, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey, in advance of actual receipt of the amount, if any, payable under this Plan, or any part of the amount payable from this Plan, and any attempt to do so will be void. All benefits or amounts credited to Accounts under this Plan are expressly declared to be unassignable and non-transferable. No part of the benefits or amounts credited to Accounts under this Plan will be, before actual payment, subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by the Participant or any other person, or be transferable by operation of law in the event of the Participant’s or any other person’s bankruptcy or insolvency.

11.6	Notice. Any notice required or permitted to be given under this Plan will be sufficient if in writing and hand delivered, or sent by registered or certified mail or by overnight delivery service, and:

(A)	if given to a Ferro Group Company, delivered to the principal office of Ferro, directed to the attention of the General Counsel; or

(B)	if given to a Participant or Beneficiary, delivered to the last post office address as shown on the Ferro Group Company’s or the Administrator’s records.

Notice will be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark or the receipt for registration or certification.

11.7	Governing Laws. This Plan will be construed and administered according to the internal substantive laws of the State of Ohio to the extent not preempted by the laws of the United States of America.

11.8	Incapacity. If the Administrator determines that any Participant or Beneficiary entitled to payment under this Plan is a minor, a person declared incompetent or a person incapable of handling his or her property, the Administrator may direct any payment to the guardian, legal representative or person having the care and custody of the minor, incompetent or incapable person. The Administrator may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate before making any payment. The Administrator will have no obligation thereafter to monitor or follow the application of amounts so paid. Payments made pursuant to this Section will completely discharge this Plan, any Trust, the Administrator, Ferro and all other Ferro Group Companies with respect to the payments.

11.9	Court Ordered Distributions. If a court issues a domestic relations order as defined in Code Section 414(p)(1)(B) by which a spouse or former spouse or dependent or former dependent of a Participant is provided an interest in the Participant’s Account under this Plan in connection with a property settlement or otherwise, the Administrator shall, notwithstanding any election made by the Participant or the Participant’s eligibility for distribution, distribute the spouse’s or former spouse’s or dependent’s or former dependent’s interest in the Participant’s Account under this Plan to that spouse or former spouse or dependent or former dependent, as provided under such domestic relations order.

Part B - 2005 Plan

Effective January 1, 2005

11.10	Administrative Forms. All applications, elections and designations in connection with this Plan made by a Participant or Beneficiary will become effective only when duly executed on forms provided by the Administrator and filed with the Administrator.

11.11	Independence of Plan. Except as otherwise expressly provided, this Plan will be independent of, and in addition to, any other employee benefit agreement or plan or any rights that may exist from time to time under any other agreement or plan.

11.12	Responsibility for Legal Effect. Neither Ferro, any other Ferro Group Company, the Administrator, nor any officer, member, delegate or agent of any of them, makes any representations or warranties, express or implied, or assumes any responsibility concerning the legal, tax, or other implications or effects of this Plan.

11.13	Successors. The terms and conditions of this Plan will inure to the benefit of and bind Ferro, the Ferro Group Companies, the Administrator and its members, the Participants, their Beneficiaries, and the successors, assigns, and personal representatives of any of them.

11.14	Headings and Titles. The Section headings and titles of Articles used in this Plan are for convenience of reference only and are not to be considered in construing this Plan.

11.15	Appendices. The Appendices to this Plan constitute an integral part of this Plan and are hereby incorporated into this Plan by this reference.

11.16	Severability. If any provision or term of this Plan, or any agreement or instrument required by the Administrator, is determined by a judicial, quasi-judicial or administrative body to be void or not enforceable for any reason, all other provisions or terms of this Plan or the agreement or instrument will remain in full force and effect and will be enforceable as if the void or nonenforceable provision or term had never been a part of this Plan, or the agreement or instrument.

11.17	Actions by Ferro. Except as otherwise provided in this Plan, all actions of Ferro under this Plan will be taken by the Board of Directors, and be evidenced in a writing executed by an appropriate officer duly authorized.

11.18	Spousal Consent and Release. If, in the opinion of Ferro, any present, former or future spouse of an employee entitled to benefits from this Plan shall by reason of law appear to have any interest in the Plan benefits that may be or become payable hereunder to such employee, Ferro may as a condition precedent to the making of a benefit payment hereunder, require such written consent or release as in its discretion it shall determine to be necessary, desirable or appropriate either to prevent or avoid any conflict or multiplicity of claims, or to protect the rights of any such present, former or future spouse with respect to the payment of any benefits under this Plan.

Part B - 2005 Plan

Effective January 1, 2005

11.19	Overpayments and Repayments. Benefits are provided only as set forth under the terms of this Plan. Payments at a time or in an amount other than as set forth under the terms of the Plan are not authorized, and Ferro will take all reasonable steps to ensure that the amount and timing of benefit payments are in accordance with the Plan’s terms. In the event Ferro determines that the benefits actually paid under this Plan to a Participant, beneficiary or other person exceed the benefits that were properly payable, or were paid prior to the proper time for payment, Ferro shall immediately demand repayment of such excess amounts. The Participant, Beneficiary or other person is obligated to return such excess amounts upon demand from Ferro. In the event the Participant, beneficiary or other person fails to return the excess amounts, Ferro shall exercise any available legal remedies which are consistent with the terms and purpose of the Plan.

11.20	References to Sections of Law. References herein to the Code are to the Internal Revenue Code of 1986, as heretofore and hereafter amended, and to similar provision of subsequent federal law. References herein to ERISA are to the Employee Retirement Income Security Act of 1974, as heretofore and hereafter amended, and to similar provisions of subsequent law.

Part B - 2005 Plan

Effective January 1, 2005

Appeendix A

DEFINITIONS

For purposes of this Plan, the following terms have the meanings set forth below where used in this Plan and identified with initial capital letters:

Term	Meaning

Account	For each Participant the bookkeeping account maintained by Ferro to reflect the Participant’s Supplemental Matching Contributions, Supplemental Basic Pension Contributions, and the deemed investment return on those amounts. A Participant’s Account will not constitute nor be treated as a trust fund of any kind.

Administrator	As defined in Section 8.1 of this Plan.

Affiliate	Any corporation or business entity during any period during which it would be treated, together with the Company, as a single employer for purposes of Code Section 414(b) or (c).

Amendment and Restatement Date	January 1, 2005.

Beneficial Owner	“Beneficial owner” within the meaning of Rule 13d-3 under the Exchange Act.

Beneficiary	As defined in Section 5.6 of this Plan.

Board of Directors	Ferro’s Board of Directors.

Change in Control	A change in the control of Ferro that is required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act. For purposes of this definition, a Change in Control will be deemed to have occurred if and when:

(a)    any “person” (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of Ferro representing twenty-five percent (25%) or more of the combined voting power of Ferro’s outstanding voting securities; or

(b) during any period of two consecutive years, the individuals set forth below in sub-paragraph (1) and (2) cease for any reason to constitute at least a majority of the Board of Directors:

Part B - 2005 Plan

Effective January 1, 2005

Appeendix A

Term	Meaning
(1) the individuals who at the beginning of such period constituted the Board of Directors, and

(2)    any new director (other than a director designated by a person who has entered into an agreement or arrangement with Ferro to effect a transaction described in clause (a) or (c) of this definition) whose appointment, election, or nomination for election by Ferro’s shareholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose appointment, election or nomination for election was previously so approved; or

(c)    a merger or consolidation of Ferro or one of its subsidiaries is consummated with or into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of Ferro outstanding immediately prior thereto holding securities which represent immediately after such merger or consolidation more than 50% of the combined voting power of the voting securities of either Ferro or the other entity which survives such merger or consolidation or the parent of the entity which survives such merger or consolidation; or

(d) a sale or disposition by Ferro of all or substantially all Ferro’s assets is consummated.

Code	The Internal Revenue Code of 1986, as amended, and any lawful regulations or other pronouncements promulgated under that Code.

Compensation	“Compensation” as defined under the Ferro SSOP, but increased to include amounts deferred under the Ferro Corporation Deferred Compensation Plan for Executive Employees and decreased to exclude the awards paid under Ferro’s Performance Share Plan (except that the cash portion of awards paid prior to January 1, 2007 are included for purposes of determining Supplemental Matching Contributions), and without regard to any provisions of the Code which limit the amount of such compensation that can be taken into account for purposes of determining contributions or benefits.

Part B - 2005 Plan

Effective January 1, 2005

Appeendix A

Term	Meaning

Specifically, as of the Amendment and Restatement Date, Compensation under this Plan means compensation (as defined in Section 415(c)(3) of the Code) paid by a Ferro Group Company to or on behalf of a Participant while a Participant in the Ferro SSOP during a Plan Year, including all wages and salary, commissions, bonuses, accrued vacation pay, 401(k) Contributions contributed under the Ferro SSOP, elective employer contributions made on behalf of the Participant that are not includible in gross income under Section 125, 129, 132(f), 402(e)(3), 402(h)(1)(B), 403 and 457 of the Code, and deferred amounts under the Ferro Corporation Deferred Compensation Plan for Executive Employees, but excluding relocation expense reimbursements (including mortgage interest differentials) or other expense allowances or fringe benefits which are paid with respect to a period following termination of employment, automobile allowance income, foreign service premiums, awards paid under Ferro’s Performance Share Plan, and any other extraordinary income, allowance, and welfare benefits. The prior sentence notwithstanding, the cash portion of awards paid prior to January 1, 2007 under Ferro’s Performance Share Plan will be included in Compensation for purposes of determining a Participant’s Supplemental Matching Contribution. The foregoing definition was effective June 30, 2004.

Disability	Any disability that qualifies a Participant for payment of benefits under a Ferro Group Company long-term disability program, provided that the definition of disability provided under such long-term disability program meets one of the following requirements:

(a)    The Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or

Part B - 2005 Plan

Effective January 1, 2005

Appeendix A

Term	Meaning

(b)    The Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of a Ferro Company Group.

The determination of whether a Participant suffers a Total and Permanent Disability will be made by the Administrator.

ERISA	The Employee Retirement Income Security Act of 1974, as amended, and any lawful regulations or pronouncements issued under that Act.

Exchange Act	The Securities Exchange Act of 1934, as amended, and any lawful regulations or pronouncements issued under that Act.

Ferro	As defined in Section 1.2 of this Plan. Such term also includes any successor corporation or business organization that subsequently assumes Ferro’s duties and obligations under this Plan.

Ferro Common Stock	The Common Stock of Ferro, par value $1.00 per share.

Ferro Group Companies	As defined in Section 10.1 of this Plan.

Ferro SSOP	Ferro’s Savings and Stock Ownership Plan, as the same may be amended from time to time.

401(k) Contributions	Pre-tax contributions made to the Ferro SSOP pursuant to Code Section 401(k).

409A Benefits	All benefits under the Plan which are not Pre-2005 Benefits (generally, amounts which are earned or vested under the Plan after December 31, 2004, plus any earnings with respect to such amounts or to such earnings).

2005 Plan	The provisions of the Plan as set forth in Part B, which govern 409A Benefits.

Pre-2005 Benefits	All benefits under the Plan that were earned and vested under the Plan as of December 31, 2004, plus any earnings with respect to such amounts or to such earnings.

Part B - 2005 Plan

Effective January 1, 2005

Appeendix A

Term	Meaning

Pre-2005 Plan	The provisions of the Plan set forth in Part A, which govern Pre-2005 Benefits.

Highly Compensated Employee	An employee of a Ferro Group Company who is in Salary Grade 22 or higher and for whom contributions under the Ferro SSOP are limited due to the provisions of Section 401(a)(17), 401(k), 401(m), 402(g) or 415 of the Code.

Participant	A Highly Compensated Employee of a Ferro Group Company who becomes a Participant pursuant to Section 3.2 of this Plan. A Participant will cease to be a Participant, and shall become a former Participant, upon the earliest of the following:

(a) Termination of Employment,

(b) the date the employee ceases to be a Highly Compensated Employee, or

(c) the date the employee’s participation in this Plan is terminated by the Administrator pursuant to Section 5.7 of this Plan or otherwise.

Person	A “person” as defined under Section 3(a)(9) of the Exchange Act as modified and used in Sections 13(d) and 14(d) of the Exchange Act, excluding:

(a) Ferro or any of its subsidiaries;

(b) a trustee or other fiduciary holding securities under an employee benefit plan of the Company (or of any of its affiliates as defined under Rule 12b-2 under Section 12 of the Exchange Act);

(c) an underwriter temporarily holding securities pursuant to an offering of such securities; or

(d) a corporation owned, directly or indirectly, by the shareholders of Ferro in substantially the same proportion as their ownership of the stock of Ferro.

Plan	The Ferro Corporation Supplemental Defined Contribution Plan for Executives, or a component plan, as appropriate.

Plan Year	The calendar year.

Part B - 2005 Plan

Effective January 1, 2005

Appeendix A

Term	Meaning

Termination of Employment	Effective Prior to January 1, 2008: A Participant’s cessation of service with Ferro and the other Ferro Group Companies, including subsidiaries and affiliates of the foregoing, for any reason whatsoever, whether voluntarily or involuntarily, including by reason of retirement, death, or becoming Totally and Permanently Disabled. Notwithstanding the foregoing, for purposes of triggering payment under Section 5.1, only such cessation of service which constitutes a “separation from service” under Code Section 409A shall constitute a Termination of Employment.

Effective January 1, 2008: With respect to any Participant:

(a)     the separation from service within the meaning of Section 409A of the Code, of such Participant with the Company and all of its Affiliates, for any reason, including without limitation, quit, discharge, or retirement, or a leave of absence (including military leave, sick leave, or other bona fide leave of absence such as temporary employment by the government if the period of such leave exceeds the greater of six months, or the period for which the Participant’s right to reemployment is provided either by statute or by contract), or

(b)     a permanent decrease in the level of the Participant‘s service to a level that is no more than twenty percent (20%) of its prior level. For this purpose, whether a Termination of Employment has occurred is determined based on whether it is reasonably anticipated that no further services will be performed by the Participant after a certain date or that the level of bona fide services the Participant will perform after such date (whether as an employee or as an independent contractor) would permanently decrease to no more than twenty percent (20%) of the average level of bona fide services performed (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services if the Participant has been providing services less than 36 months).

Part B - 2005 Plan

Effective January 1, 2005

Appeendix A

Term	Meaning

Time Required by Law	The date designated for payment under the terms of the Plan or a later date in the same calendar year or, if later, the fifteenth (15th) day of the third calendar month following the date designated for payment. (However, if the Participant’s taxable year is not the calendar year, the date designated for payment under the terms of the Plan or a later date in the Participant’s taxable year or, if later, the fifteenth (15th) day of the third calendar month following the date designated for payment.)

If calculation of the amount of the benefit is not administratively practicable due to events beyond the control of the Participant (or the Participant’s Beneficiary), any date within the first taxable year of the Participant in which calculation of the payment is administratively practicable.

If making the payment on the date designated under the terms of the Plan would jeopardize the ability of Ferro and Affiliates to continue as a going concern, the first taxable year of the Participant in which making the payment would not have such effect.

If there is a delay in payment by the Administrator other than with the express or implied consent of the Participant, the first taxable year of the Participant in which the dispute is resolved. The dispute shall be deemed resolved on the earliest date upon which: (a) the Participant and the Administrator or Ferro enter into a legally binding settlement, (b) the Administrator or Ferro concedes that an amount is payable, or (c) the Administrator or Ferro is required to make payment pursuant to a final non-appealable judgment or other binding decision. The foregoing provisions shall apply only if, during the period of the dispute, the Participant accepts any portion of the payment the Administrator or Ferro willing to make (unless acceptance will result in relinquishment of the claim to any remaining portion), and makes prompt and reasonable good faith efforts to collect the remaining portion of the payment which meet the requirements of Code Section 409A (including the timely notice requirements).

Part B - 2005 Plan

Effective January 1, 2005

Appeendix A

Term	Meaning

In the event the payment fails to fails to comply with Federal securities laws or other laws, the earliest date at which Ferro reasonably anticipates that the making of the payment will not cause such violation.

In the event the payment fails to be deductible under Code Section 162(m), or meets other conditions specified by the Commissioner of the Internal Revenue Service, such later date as may be provided under Code Section 409A.

Trust	The trust, if any, established pursuant to Section 7.1 of this Plan.

Valuation Date	The last day of each quarter in the Plan Year and any other date or dates Ferro, in its sole discretion, designates from time to time.

For purposes of determining the value of a Participant’s Account for distribution, the Valuation Date is the last day of the month in which occurs the Participant’s Termination of Employment, death, or commencement of long-term disability benefits on account of a determination of Disability under a Ferro Group Company long-term disability plan.

Years of Vesting Service	The years of vesting service with which a Participant is credited under the Ferro SSOP.

Part B - 2005 Plan

Effective January 1, 2005

Appeendix B

FERRO GROUP COMPANIES

The following are the Ferro Group Companies:

Ferro Corporation

FEM Inc.

Ferro Color & Glass Corp. (formerly, Ferro Glass & Color Corporation)

Ferro International Services, Inc.

Ferro Pfanstiehl Laboratories, Inc.

EXECUTION PAGE

To evidence this amended and restated FERRO CORPORATION SUPPLEMENTAL DEFINED CONTRIBUTION PLAN FOR EXECUTIVE EMPLOYEES, Ferro Corporation, as Plan sponsor, has caused this document to be executed by its duly authorized officer as of this 20th day of September, 2007.

FERRO CORPORATION

By:
James C. Bays Vice President, General Counsel & Secretarys

C-1